Registration No. 3340603
811-6310



SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.

20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _____

Post-Effective Amendment No.    13

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940

Amendment No.     16


SMITH BARNEY SERIES FUND
(Exact name of Registrant as Specified in Charter)

388 Greenwich Street, New York, New York  10013
(Address of Principal Executive Office)  (Zip Code)

Registrant's Telephone Number, including Area Code:
(212) 723-9218

Christina T. Sydor, Esq.
Secretary

Smith Barney Series Fund
388 Greenwich Street
New York, New York 10013
(Name and Address of Agent of Service)

Approximate Date of Proposed Public Offering:

As soon as possible after this Post Effective Amendment becomes effective.

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to Rule 485(b)
[X]  on April 29, 1997 pursuant to Rule 485(b)
[ ]  60 days after filing pursuant to Rule 485(a)
[ ]  on ____________  pursuant to Rule 485(a)

____________________________________________________________

CALCULATION OF REGISTRATION FEE


			Share
Title of			Amount
Securities being		being
Registered		Registered

Appreciation		183,635
Portfolio

Diversified		508,506
Strategic Income
Portfolio

Emerging Growth	75,517
Portfolio

Equity Income		740,373
Portfolio

Growth & Income	217,310
Portfolio

Intermediate		146,929
High Grade
Portfolio

International		142,862
Equity Portfolio

Total Return		52,652
Portfolio


Appreciation Portfolio
During its fiscal year ended December 31, 1996, the Fund
redeemed  1,094,435 shares of the Appreciation Portfolio.
During its current fiscal year, the Fund used  910,800
shares of the Portfolio it redeemed during the fiscal year ended December 31, 1996 for a reduction pursuant to Rule 24f2(c).

The Fund currently is registering 142,862 shares for the Appreciation Portfolio, which is equal to the remaining
142,862 shares redeemed during its fiscal year ended
December 31, 1996.

Diversified Strategic Income Portfolio
During its fiscal year ended December 31, 1996, the Fund redeemed 790,515 shares of the Diversified Strategic
Income Portfolio. During its current fiscal year, the Fund used 282,009 shares of the Portfolio it redeemed during the fiscal year ended December 31, 1996 for a reduction pursuant to Rule 24f-2(c).

The Fund currently is registering 508,506 shares for the Diversified Strategic Income Portfolio, which is equal to the remaining 508,506 shares redeemed during its fiscal year ended December 31, 1996.

Emerging Growth Portfolio
During its fiscal year ended December 31, 1996, the Fund redeemed 243,541 shares of the Equity Income Portfolio.
During its current fiscal year, the Fund used 168,026 shares of the Portfolio it redeemed during the fiscal year ended December 31, 1996 for a reduction pursuant to Rule 24f2(c).

The Fund currently is registering 75,515 shares for the Equity Income Portfolio, which is equal to the remaining
75,515 shares redeemed during its fiscal year ended
December 31, 1996, plus 24,555 shares.

Equity Income Portfolio
During its fiscal year ended December 31, 1996, the Fund redeemed 797,407 shares of the Equity Income Portfolio.
During its current fiscal year, the Fund used 57,034 shares of the Portfolio it redeemed during the fiscal year ended December 31, 1996 for a reduction pursuant to Rule 24f2(c).

The Fund currently is registering 740,373 shares for the Equity Income Portfolio, which is equal to the remaining
740,373 shares redeemed during its fiscal year ended
December 31, 1996.

Growth & Income Portfolio
During its fiscal year ended December 31, 1996, the Fund redeemed 352,087 shares of the Growth & Income
Portfolio. During its current fiscal year, the Fund used
134,777 shares of the Portfolio it redeemed during the fiscal year ended December 31, 1996 for a reduction pursuant to Rule 24f2(c).

The Fund currently is registering 217,310 shares for the Growth & Income Portfolio, which is equal to the remaining 217,310 shares redeemed during its fiscal year ended December 31, 1996.

Intermediate High Grade Portfolio
During its fiscal year ended December 31, 1996, the Fund redeemed 260,275 shares of the International Equity
Portfolio.  During its current fiscal year, the Fund used
113,346 shares of the Portfolio it redeemed during the fiscal year ended December 31, 1996 for a reduction pursuant to Rule 24f-2(c).

The Fund currently is registering 146,929 shares for the International Equity Portfolio, which is equal to the remaining 146,929 shares redeemed during its fiscal year ended December 31, 1996.

International Equity Portfolio
During its fiscal year ended December 31, 1996, the Fund redeemed 401,765 shares of the International Equity
Portfolio.  During its current fiscal year, the Fund used
258,903 shares of the Portfolio it redeemed during the fiscal year ended December 31, 1996 for a reduction pursuant to Rule 24f-2(c).

The Fund currently is registering 142,862 shares for the International Equity Portfolio, which is equal to the remaining 142,862 shares redeemed during its fiscal year ended December 31, 1996.

Total Return Portfolio
During its fiscal year ended December 31, 1996, the Fund redeemed 390,187 shares of the Total Return
Portfolio.  During its current fiscal year, the Fund used
337,535 shares of the Portfolio it redeemed during the fiscal year ended December 31, 1996 for a reduction pursuant to Rule 24f-2(c).

The Fund currently is registering 52,652 shares for the Total Return Portfolio, which is equal to the remaining 52,652 shares redeemed during its fiscal year ended December 31, 1996.

The Registrant has previously filed a declaration of indefinite registration of its shares pursuant to Rule
24f2 under the Investment Company Act of 1940, as amended. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1996 was filed on February 27, 1996 as Accession Number 0000091155-97-000106.



SMITH BARNEY SERIES FUND

FORM N-1A
CROSS-REFERENCE SHEET
PURSUANT TO RULE 495(b)

Part A  Item No.			Prospectus Caption

1.  Cover Page			Cover Page

2.  Synopsis			Summary

3.  Condensed Financial		Financial Highlights; The
Information			Portfolio's Performance

4.  General Description of		Cover Page; Investment
Registrant			Goals and Policies of the
				Portfolio; Additional
				Investments; Certain
				Investment Guidelines;
				Special Considerations
				and Risk Factors;
				Additional Information

5.  Management of the Fund	Management of the Fund;
				Portfolio Management;
				Custodian and Transfer
				Agent; Distributor

6.  Capital Stock and Other	Additional Information;
Securities			Dividends and Taxes

7.  Purchase of Securities		Net Asset Value; Cover Page;
Being Offered			How to Use the Fund;
				Distributor

8.  Redemption or Repurchase	How to Use the Fund

9.  Pending Legal Proceedings	Not Applicable

Part B. Item No.			Statement of Additional
				Information

10.  Cover Page			Cover Page

11.  Table of Contents		Contents

12.   General Information and	Additional Information;
History				Distributor

13.  Investment Objectives		Investment Goals and
and Policies			Policies of the Portfolios

14.  Management of the Fund	Management of the Fund

15.  Control Persons and		Management of the Fund
Principal Holders of
Securities

16.   Investment Advisory and	Management of the Fund;
Other Services			Distributor

17.  Brokerage Allocation and	Investment Goals and
Other Practices			Policies; Portfolio
				Transactions

18.  Capital Stock and Other	Net Asset Value;
Securities			Performance Data

19.  Purchase, Redemption and	Purchase of Shares;
Pricing of Securities Being	Redemptions
Offered

20.  Tax Status			Taxes

21. Underwriters			Management of the Fund

22.  Calculations of		Performance Data
Performance Data

23.  Financial Statements		Financial Statements


Part C of Form N-1A

Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement


This Registration Statement contains ten Portfolios of Smith Barney Series Fund (the "Fund"). Three other versions of Prospectuses will be created from this Registration Statement. The distribution system for each version of the Prospectus is different. One version of the Prospectus contains the Intermediate High Grade Portfolio of the Fund (Version I). The second version of the Prospectus will contain the Total Return Portfolio of the Fund (Version
II). The third version of the Prospectus will contain the Appreciation Portfolio of the Fund (Version III). These Prospectuses will be filed pursuant to Rule 497.


Smith Barney
Series Fund

Prospectus dated    April 29, 1997

Smith Barney Series Fund (the "Fund") is a diversified, open-end management investment company -- a mutual fund-- with ten portfolios (the "Portfolios"), each with separate goals and investment policies:

The Appreciation Portfolio's goal is long-term appreciation of capital. This Portfolio invests primarily in equity securities.

The Diversified Strategic Income Portfolio's goal is high current income. This Portfolio invests primarily in three types of fixed-income securities -- U.S. government and mortgage-related securities, foreign government bonds and corporate bonds rated below investment grade.

The Emerging Growth Portfolio's goal is to provide capital appreciation. This Portfolio invests primarily in common stocks of small and medium-sized companies, both domestic and foreign, considered to be emerging growth companies by its investment adviser.

The Equity Income Portfolio's primary goal is current income, with a secondary goal of long-term capital appreciation. This Portfolio invests primarily in dividend-paying common stocks, concentrating in securities of companies in the utility industry.

The Equity Index Portfolio's goal is to provide investment results that, before deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks, as measured by the Standard & Poor's Daily Price Index of 500 Common Stocks (the "S&P 500"). This Portfolio invests in the common stocks of companies represented in the S&P 500.

The Growth & Income Portfolio's goal is income and long-term capital growth. This Portfolio invests primarily in dividend-paying equity securities meeting certain specified investment criteria.

The Intermediate High Grade Portfolio's goal is to provide as high a level of current income as is consistent with the protection of capital. This Portfolio invests in high-quality intermediate-term U.S. government securities and corporate bonds of U.S. issuers.

The International Equity Portfolio's goal is to provide total return on its assets from growth of capital and income. This Portfolio invests in a diversified portfolio of equity securities of established non-United States issuers.

The Money Market Portfolio's goal is maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This Portfolio invests in high-quality short-term money market instruments.

The Total Return Portfolio's goal is to provide shareholders with total return, consisting of long-term capital appreciation and income. This Portfolio invests primarily in a diversified portfolio of dividend-paying common stocks.

There can be no guarantee that the Portfolios' goals will be achieved because any investment involves risks. An investment in the Money Market Portfolio is neither insured nor guaranteed by the United States government. Although the Money Market Portfolio will seek to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Portfolio will be able to do so. Discussions of the investments each Portfolio will make, and their related risks, are found in the sections of this Prospectus entitled "Investment Goals and Policies of the Portfolios," "Additional Investments" and "Special Considerations" and in the Appendix to this Prospectus.

This Prospectus sets forth certain information that you should know about the Fund and each of the Portfolios before investing, and should be retained for future reference. Additional information about the Fund and the Portfolios has been filed with the Securities and Exchange Commission (the "SEC") in a
document entitled "Statement of Additional Information," dated    April 29,
1997,     as amended or supplemented from time to time, which is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth below or by contacting a Smith Barney Financial Consultant.

The Fund is responsible only for statements that are included in this Prospectus, the Statement of Additional Information or in authorized sales material. The Statement of Additional Information is incorporated by reference into this Prospectus in its entirety. You cannot buy shares of the Fund directly. You can invest in the Fund by buying separate accounts which fund certain variable annuity and variable life insurance contracts (each referred to herein as a "Contract") offered by designated insurance companies.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS OF THE CONTRACT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Smith Barney Series Fund
388 Greenwich Street
New York, New York 10013

Contract Owner Inquiries:    (800) 451-2010


Contents

Synopsis
3

Expenses of the
Portfolios
5

Investment Goals and Policies of the
Portfolios
11

Additional
Investments
17

Certain Investment
Guidelines
19

Special Considerations and Risk
Factors
19

Portfolio
Transactions
24

Net Asset
Value
24

How to Use the
Fund
25

Dividends and
Taxes
25

Management of the
Fund
27

Portfolio
Management
28

Custodian and Transfer
Agent
29

Distributor
29

Additional
Information
29

The Portfolios'
Performance
30

Appendix
31



Synopsis
The Fund

The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which currently offers a selection of ten Portfolios. See "Investment Goals and Policies of the Portfolios" and "Additional Information."

Management

The organizations that perform services for the Fund are listed below and are described more fully under "Management of the Fund."

Name
Service




Smith Barney Mutual Funds
Management Inc.
    ("SBMFM")
Investment Adviser to the Money Market
Portfolio, the Intermediate High Grade
Portfolio, the Diversified Strategic
Income Portfolio, the Equity Income
Portfolio, the Growth & Income
Portfolio, the Appreciation Portfolio,
the Total Return Portfolio and the
International Equity Portfolio and
Administrator to each Portfolio


Davis Skaggs Investment Management,
     a division of SBMFM ("Davis
Skaggs")
Investment Adviser to the Total Return
Portfolio




Smith Barney Global Capital
Management, Inc.
     ("Global Capital Management")
Sub-Investment Adviser to the
Diversified Strategic Income Portfolio




Travelers Investment Management
Company
    ("TIMCO")
Investment Adviser to the Equity Index
Portfolio




Van Kampen American Capital  Asset
    Management, Inc. ("VKAC")
Investment Adviser to the Emerging
Growth Portfolio




Smith Barney Inc. ("Smith Barney")
Distributor




PNC Bank, National Association
("PNC")
Custodian to all Portfolios except
International Equity Portfolio and
Diversified Strategic Income Portfolio




The Chase Manhattan Bank ("Chase")
Custodian to International Equity
Portfolio and Diversified Strategic
Income Portfolio




First Data Investor Services Group,
Inc.
    (the "Transfer Agent")

Transfer and Dividend Paying Agent


The Portfolios pay their respective Investment Advisers an aggregate fee at an annual percentage of the value of the relevant Portfolio's average net assets as follows: Appreciation Portfolio - 0.55%; Diversified Strategic Income Portfolio - 0.45%; Emerging Growth Portfolio - 0.75%.; Equity Income Portfolio
- 0.45%; Equity Index Portfolio -    0.15%    ; Growth & Income Portfolio
- 0.45%; Intermediate High Grade Portfolio - 0.40%; International Equity Portfolio - 0.85%; Money Market Portfolio - 0.30%; and Total Return Portfolio
- 0.55%. Global Capital Management, as Sub-Investment Adviser to the Diversified Strategic Income Portfolio, is paid a fee by SBMFM, the Portfolio's Investment Adviser, at the annual percentage of 0.15% of the value of the Portfolio's average net assets. SBMFM, as Administrator of the Portfolios, is paid a fee at the annual percentage of 0.20% of the value of
each Portfolio's average net assets   , except with respect to the Equity
Index Portfolio, for which it is paid a fee at an annual percentage of
0.06% of the value of the Portfolio's average net assets    . The management
fees paid by the Appreciation, Total Return, International Equity and Emerging Growth Portfolios are higher than those fees paid by most other investment companies, but not necessarily higher than those paid by funds with similar investment objectives and policies. See "Management of the Fund."

Buying Shares

Shares of the Fund are offered only to Contract owners as set forth in the specific Contract. Typically a Contract owner can direct the allocation of part or all of his or her net purchase payment to one or more of the ten Portfolios of the Fund. In the future, the Fund may establish additional portfolios. See "How to Use the Fund."

Redeeming Shares

Shares may be redeemed as described in the applicable Contract prospectus. See "How to Use the Fund."




Special Considerations

Investors in the Fund should be aware of the following general observations:
The market value of fixed-income securities, which constitute a major part of the investments of several Portfolios, may vary inversely in response to changes in prevailing interest rates. The non-publicly traded and illiquid securities, and the floating and variable rate demand notes, which certain Portfolios may hold, may have to be sold at lower prices, or may remain unsold, when the Portfolios desire to dispose of them. The mortgage-related securities, including government stripped mortgage-backed securities, in which certain Portfolios may invest, are sensitive to changes in interest rates and to prepayment of the mortgages. The foreign securities, including securities of developing countries, in which several Portfolios may invest, may be subject to certain risks in addition to those inherent in U.S. investments. The unrated, medium- and lower-rated securities and the securities of unseasoned issuers that certain Portfolios may hold, some of which have speculative characteristics, may be subject to greater market fluctuation and risk of loss of income or principal than higher-rated securities. Emerging growth companies, such as those in which the Emerging Growth Portfolio may invest, may involve certain special risks. Emerging growth companies often have limited product lines, markets, or financial resources, and may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The Equity Income Portfolio's concentration policy may involve greater risk and market fluctuation than if it invested in a broader range of securities. One or more Portfolios may make certain investments and employ certain investment techniques that involve other risks, including entering into repurchase agreements, lending portfolio securities and entering into futures contracts and related options as hedges. These risks and those associated with when-issued and delayed-delivery transactions, put and call options, covered option writing, short sales against the box, forward roll transactions, currency exchange transactions, options on foreign currencies, interest rate and other hedging transactions and reverse repurchase agreements, are described under "Investment Goals and Policies of the Portfolios," "Special Considerations and Risk Factors" and in the Appendix to this Prospectus.

Expenses of the Portfolios

Each Portfolio will bear its own expenses. Operating expenses for each Portfolio generally will consist of all costs not specifically borne by its Investment Adviser, Sub-Investment Adviser and Administrator or the Fund's distributor, including organizational costs, investment advisory and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. From time to time the Investment Adviser, the Sub-Investment Adviser and/or the Administrator of a Portfolio may waive all or a portion of the fees payable to it by the Portfolio, thereby reducing the expenses of the Portfolio. A detailed description of the expenses involved in investing in a Contract and the Portfolios is included in the Contract prospectus.

Financial Highlights

The following information for the fiscal years ended December 31, 1996 and 1995 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1996. The information with respect to the fiscal years ended December 31, 1994, 1993, 1992 and 1991, respectively, has been audited by other auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1994. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.

Financial Highlights

For a share of beneficial interest outstanding throughout each period:

MONEY MARKET
PORTFOLIO		1996	1995	1994	1993	1992	1991(1)

Net Asset Value,
Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:

Net investment income(2)	0.047	0.052	0.035	0.023	0.027	0.005

Dividends from net investment
income			(0.047)	(0.052)	(0.035)	(0.023)	(0.027)	(0.005)

Net Asset Value, End of
Year			$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Total  Return		4.80%	5.31%	3.56%	2.37%	2.75%	0.53%

Net Assets, End of Year
(000's)			$5,888	$5,653	$7,141	$3,703	$2,108	$803

Ratios to Average Net Assets:

Expenses(2)		0.75%	0.75%	0.75%	0.75%	0.75%	0.65%

Net investment income	4.70	5.19	3.65	2.34	2.79	3.35


INTERMEDIATE HIGH GRADE
PORTFOLIO		1996	1995	1994	1993	1992	1991(1)

Net Asset Value,
Beginning of Year	$10.60	$9.66	$10.69	$10.29	$10.24	$10.00

Income (Loss) From Operations:

Net investment income(2)	0.71	0.66	0.61	0.55	0.45	0.03

Net realized and
unrealized gain (loss)	(0.53)	1.00	(0.94)	0.26	0.08	0.21

Total Income (Loss)
From Operations		0.18	1.66	(0.33)	0.81	0.53	0.24

Less Distributions From:

Net investment income	(0.08)	(0.72)	(0.61)	(0.36)	(0.48)

Net realized gains on
security transactions		(0.09)	(0.05)

Total Distributions	(0.08)	(0.72)	(0.70)	(0.41)	(0.48)

Net Asset Value, End of
Year			$10.70	$10.60	$9.66	$10.69	$10.29	$10.24

Total Return		1.69%	17.76%	(3.05)%	8.00%	5.28%	2.40%

Net Assets, End of Year
(000's)			$14,736	$16,152	$13,280	$9,859	$3,621	$697

Ratios to Average Net Assets:

Expenses(2)		0.90%	0.86%	0.85%	0.85%	0.85%	0.80%

Net investment income	6.35	6.63	6.57	5.25	4.75	4.49

Portfolio turnover rate	116%	121%	90%	139%	124%

(1)	For the period from October 16, 1991 (commencement of operations) to
December 31, 1991.
(2)	For the Money Market Portfolio, the Investment Adviser waived all or part of its fees for the five-year period ended December 31, 1996 and the period ended December 31, 1991.  In  addition, for the Intermediate High
Grade Portfolio, the Investment Adviser waived all or part of its fees for the five-year period ended December 31, 1996 and the period ended December
31, 1991.  For the Money Market Portfolio, IDS Life also reimbursed expenses of  $16,616, $17,889, $14,624 and $5,862 for the three-year period ended December 31, 1994 and the period ended December 31, 1991.  In addition, for the Intermediate High Grade Portfolio, IDS Life reimbursed expenses of $3,006, $12,616, $16,459, $15,865 and $5,726 for the four-year period ended December 31, 1995 and the period ended December 31, 1991.  If such fees had not been waived and expenses reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

		Per Share Decreases to
		Net Investment Income

Portfolio		1996	1995	1994	1993 	1992	1991

Money  Market	$0.005	$0.005	$0.005	$0.014	$0.014	$0.034

Intermediate
High Grade	0.02     	0.01	0.02	0.05	0.13	0.17

		Expense Ratios Without
		Waivers and Reimbursements

		1996	1995	1994	1993	1992	1991

Money  Market	1.25%	1.21%	1.26%	2.15%	2.18%	21.47%

Intermediate
High Grade	1.07	0.94	1.05	1.36	2.28	26.28


Total return is not annualized, as it may not be representative of the total return for the year
Annualized



Financial Highlights (continued)

For a share of beneficial interest outstanding throughout each period:

DIVERSIFIED STRATEGIC INCOME
PORTFOLIO		1996	1995	1994	1993	1992	1991(1)

Net Asset Value,
Beginning of Year	$10.01	$9.18	$10.07	$9.61	$10.14	$10.00

Income (Loss) From Operations:

Net investment
income(2)(3)		0.88	0.74	0.58	0.70	0.67	0.02

Net realized and
unrealized gain (loss)	0.24	0.70 	(0.86)	0.47	(0.53)	0.12

Total Income (Loss) From
Operations		1.12	1.44	(0.28)	1.17	0.14	0.14

Less Distributions From:

Net investment income	(0.15)	(0.61)	(0.58)	(0.61)	(0.67)

Net realized gains on
security transactions		(0.04)

Overdistribution of net
realized gains         (0.05)

Capital			            	(0.03)	(0.01)

Total Distributions	(0.15)	(0.061)	(0.61)	(0.71)	(0.67)

Net Asset Value, End of
Year			$10.98	$10.01	$9.18	$10.07	$9.61	$10.14

Total Return		11.16%	16.18%	(2.81)%	12.56%	1.42%	1.40%

Net Assets, End of Year
(000's)			$59,515	$59,316	$55,260	$43,244	$19,991	$3,914

Ratios to Average Net Assets:

Expenses(2)		0.84%	0.90%	0.95%	1.00%	1.00%	0.94%

Net investment income	7.94	7.73	7.31	7.14	7.70	4.57

Portfolio turnover rate	106%	46%	54%	94%	65%


EQUITY INCOME
PORTFOLIO		1996	1995	1994	1993	1992	1991(2)

Net Asset Value,
Beginning of Year	$12.35	$9.87	$11.55	$10.90	$10.20	$10.00

Income (Loss) From Operations:

Net investment income(2)	0.63	0.54	0.58	0.53	0.45	0.02

Net realized and
unrealized gain (loss)	0.11	2.56 	(1.75)	0.60	0.72	0.18

Total Income (Loss) From
Operations		0.74	3.10	(1.17)	1.13	1.17	0.20

Less Distributions From:

Net investment income	(0.08)	(0.62)	(0.49)	(0.47)	(0.47)

Net realized gains		(0.02)	(0.01)

Total Distributions	(0.08)	(0.62)	(0.51)	(0.48)	(0.47)

Net Asset Value,
End of Year		$13.01	$12.35	$9.87	$11.55	$10.90	$10.20

Total Return		5.99%	32.47%	(10.20)%10.41%	11.74%	2.00%

Net Assets, End of Year
(000's)			$45,616	$52,444	$44,417	$60,160	$25,985	$3,900

Ratios to Average Net Assets:

Expenses(2)		0.77%	0.95%	0.84%	0.87%	1.00%	0.93%

Net investment income	4.53	4.95	5.51	4.54	4.93	4.14

Portfolio turnover rate	28%	33%	21%	4%	4%

Average commissions paid
on equity transactions(4)	$0.06	$0.06

(1)	For the period from October 16, 1991 (commencement of operations) to
December 31, 1991.
(2)	For the Diversified Strategic Income Portfolio, the Investment Adviser
waived all or part of its fees and the two-year period ended December 31,
1993 and the period ended December 31, 1991.  In  addition, for the Equity
Income Portfolio, the Investment Adviser waived all or part of its fees and year ended December 31, 1992 and the period ended December 31, 1991.  For the Diversified Strategic Income Portfolio, IDS Life reimbursed expenses of
$2,816, $25,396 and $5,927 for the two-year period ended December 31, 1993 and the period ended December 31, 1991.  In addition, for the Equity Income
Portfolio, IDS Life reimbursed expenses of $19,510 and $5,825 for the year ended December 31, 1992 and the period ended December 31, 1991.  If such fees had not been waived and expenses reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

		Per Share Decreases to
		Net Investment Income

Portfolio		1996	1995	1994	1993	1992	1991

Diversified
Strategic Income	N/A	N/A	N/A	$0.00 $0.03	$0.03

Equity Income	N/A	N/A	N/A	N/A	0.02	0.03

		Expense Ratios Without
		Waivers and Reimbursements

		1996	1995	1994	1993	1992	1991
Diversified
Strategic Income	N/A	N/A	N/A	1.02%	1.41%	7.76%

Equity Index	N/A	N/A	N/A	N/A	1.27	8.34

(3)	Includes realized gains and losses from foreign currency transactions for the four years ended December 31, 1995.
(4)	As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per year.
 	Amount represents less than $0.01.
  Total return is not annualized, as it may not be representative of the total return for the year
 Annualized



Financial Highlights (continued)

For a share of beneficial interest outstanding throughout each period:

EQUITY INDEX
PORTFOLIO		1996	1995	1994	1993	1992	1991(1)

Net Asset Value,
Beginning of Year	$15.58	$11.69	$11.90	$11.27	$10.62	$10.00

Income From Operations:

Net investment
income(2)		0.22	0.25	0.23	0.20	0.17	0.04

Net realized and unrealized
gain (loss)		3.17	3.88	(0.14)	0.71	0.55	0.58

Total Income From
Operations		3.39	4.13	0.09	0.91	0.72	0.62

Less Distributions From:

Net investment income	(0.23)	(0.23)	(0.15)	(0.16)	(0.02)

Net realized gains	(0.38)	(0.01)	(0.15)	(0.12)	(0.05)

Total Distributions	(0.61)	(0.24)	(0.30)	(0.28)	(0.07)

Net Asset Value, End of
Year			$18.36	$15.58	$11.69	$11.90	$11.27	$10.62

Total Return		21.68%	35.81%	0.85%	8.66%	6.74%	6.20%

Net Assets, End of Year
(000's)			$19,258	$15,230	$10,225	$8,842	$4,178	$1,733

Ratios to Average Net Assets:

Expenses(2)		1.06%	1.00%	1.00%	1.00%	1.00%	0.98

Net investment income	1.37%	1.84%	2.10%	1.77%	2.10%	2.91%

Portfolio turnover rate	7%	5%	1%	1%	8%

Average commissions paid
on equity transactions (3)	$0.04	$0.05

GROWTH & INCOME
PORTFOLIO		1996	1995	1994	1993	1992	1991(1)

Net Asset Value,
Beginning of Year	$13.73	$10.75	$11.37	$10.68	$10.15	$10.00

Income (Loss) From Operations:

Net investment income(2)	0.27	0.26	0.27	0.30	0.27	0.02

Net realized and unrealized
gain (loss)		2.45	2.99	(0.63)	0.67	0.55	0.13

Total Income (Loss) From
Operations		2.72	3.25	(0.36)	0.97	0.82	0.15

Less Distributions From:

Net investment income	(0.02)	(0.27)	(0.26)	(0.26)	(0.29)

Overdistribution of net
realized gains			(0.02)

Capital			(0.00)

Total Distributions	(0.02)	(0.27)	(0.26)	(0.28)	(0.29)

Net Asset Value, End of
Year			$16.43	$13.73	$10.75	$11.37	$10.68	$10.15

Total Return		19.83%	30.49%	(3.20)%	9.09%	8.44%	1.40%

Net Assets, End of Year
(000's)			$38,502	$35,158	$29,625	$25,549	$10,951	$1,904

Ratios to Average Net Assets:

Expenses(2)		0.83%	0.98%	0.93%	1.00%	1.00%	0.90%

Net investment income	1.67%	2.09%	2.52%	2.68%	3.06%	4.14

Portfolio turnover rate	22%	17%	77%	78%	78%	3%

Average commissions paid
on equity transactions (3)	$0.06	$0.06

(1)	For the period from October 16, 1991 (commencement of operations) to
December 31, 1991.
(2)	For the Equity Index Portfolio, the Investment Adviser waived all or part of its fees for the four-year period ended December 31, 1995 and the period ended December 31, 1991.  In addition, for the Growth & Income
Portfolio, the Investment Adviser waived all or part of its fees for the two-year period ended December 31, 1993 and the period ended December 31,
1991.  For the Equity Index Portfolio, IDS Life also reimbursed expenses of
$6,842, $25,496, $28,169, $31,633 and $7,408 for the four-year period ended
December 31, 1995 and the period ended December 31, 1991.  In addition, for the Growth & Income Portfolio, IDS Life reimbursed expenses of $1,085,
$20,683 and $6,497 for the two-year period ended December 31, 1993 and the period ended December 31, 1991.  If such fees had not been waived and expenses reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

		Per Share Decreases to
		Net Investment Income

Portfolio		1996	1995	1994	1993	1992	1991

Equity Index	N/A	$0.02	$0.06	$0.10	$0.15	$0.09

Growth &
Income		N/A	N/A	N/A	0.01	0.06	0.07

		Expense Ratios Without
		Waivers and Reimbursements

		1996	1995	1994	1993	1992	1991

Equity Index		1.17%	1.53%	1.88%	2.89%	7.60%

Growth &
Income		N/A	N/A	N/A	1.01%	1.65%	20.02

(3)	As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per year.
  Amount represents less that $0.01.
  Total return is not annualized, as it may not be representative of the total return for the year.
 	Annualized



Financial Highlights (continued)

For a share of beneficial interest outstanding throughout each period:

APPRECIATION
PORTFOLIO		1996	1995	1994	1993	1992	1991(1)

Net Asset Value,
Beginning of Year	$14.39	$11.54	$11.80	$11.13	$10.49	$10.00

Income (Loss) From Operations:

Net investment income(3)	0.27	0.23	0.20	0.15	0.11	0.01

Net realized and unrealized
gain (loss)		2.60	3.04	(0.32)	0.63	0.53	0.48

Total Income (Loss) From
Operations		2.87	3.27	(0.12)	0.78	0.64	0.49

Less Distributions From:

Net investment income	(0.25)	(0.21)	(0.14)	(0.11)	0.00

Net realized gains	(1.15)	(0.21)

Total Distributions	(1.40)	(0.42)	(0.14)	(0.11)	(0.00)

Net Asset Value, End of
Year			$15.86	$14.39	$11.54	$11.80	$11.13	$10.49

Total Return		19.77%	28.84%	(1.12)%	7.03%	6.13%	4.90%

Net Assets, End of Year
(000's)			$101,232$94,492	$80,823	$77,843	$53,450	$11,436

Ratios to Average Net Assets:

Expenses(3)		0.85%	0.97%	0.88%	1.01%	1.00%	0.94%

Net investment income	1.59	1.65	1.75	1.35	1.61	3.00

Portfolio turnover rate	39%	43%	61%	33%	14%

Average commissions paid
on equity transactions(4)	$0.06	$0.06


EMERGING GROWTH
PORTFOLIO		1996	1995	1994	1993(2)

Net Asset Value,
Beginning of Year	$13.76	$9.63	$10.41	$10.00

Income (Loss) From Operations:

Net investment income
(loss)(3)			(0.10)	(0.03)	0.00 0.01

Net realized and unrealized
gain (loss)		2.55	4.16	(0.78)	0.40

Total Income (Loss) From
Operations		2.45	4.13	(0.78)	0.41

Less Distributions From:

Net investment income		0.00

Net realized gains	(0.38)

Total Distributions	(0.38)

Net Asset Value, End of
Year			15.83	$13.76	$9.63	$10.41

Total Return		17.83%	42.89%	(7.48)%	4.10%

Net Assets, End of Year
(000's) 			$18,901	$17,463	$11,539	$2,257

Ratios to Average Net Assets:

Expenses(3)		1.27%	1.20%	1.20%	1.05%

Net investment
income			(0.64)	(0.24)	(0.17)	1.37

Portfolio turnover rate	84%	121%	66%

Average commissions paid
on equity transactions (4)	$0.05	$0.06

(1)	For the period from October 16, 1991 (commencement of operations) to
December 31, 1991.
(2)	For the period from December 3, 1993 (commencement of operations) to
December 31, 1993.
(3)	For the Appreciation Portfolio, the Investment Adviser waived all or part of its fees for the year ended December 31, 1992 and the period ended
December 31, 1991.  In addition, for the Emerging Growth Portfolio, the
Investment Adviser waived all or part of its fees for the two-year period ended December 31, 1995 and the period ended December 31, 1993.  For the
Appreciation Portfolio, IDS Life reimbursed expenses of $29,950 and $7,264 for the year ended December 31, 1992 and the period ended December 31,
1991.  In addition, for the Emerging Growth Portfolio, IDS Life reimbursed expenses of $5,265, $18,068 and $2,915 for the two-year period ended
December 31, 1995 and the period ended December 31, 1993.  If such fees had not been waived and expenses reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

		Per Share Decreases to
		Net Investment Income

Portfolio		1996	1995	1994	1993	1992	1991

Appreciation 	N/A	N/A	N/A	N/A	$0.01	$0.01

Emerging
Growth		N/A	$0.02	$0.01	$0.06	N/A	N/A


		Expense Ratios Without
		Waivers and Reimbursements

		1996	1995	1994	1993	1992	1991

Appreciation	N/A	N/A   	N/A	N/A	1.16%	3.64%

Emerging
Growth		N/A	1.39%	1.59%	9.99% N/A	N/A

(4)	As of September 1995 the SEC instituted new guidelines requiring the disclosure of average commissions per share.
 Amount represents less than $0.01.
	Total return is not annualized, as it may not be representative of the total return for the year.
 Annualized.



Financial Highlights (continued)

For a share of beneficial interest outstanding throughout each period:

TOTAL RETURN
PORTFOLIO		1996	1995	1994	1993(1)

Net Asset Value,
Beginning of Year	$12.75	$10.78	$10.30	$10.00

Income From Operations:

Net investment
income(2)		0.26	0.43	0.34	0.01

Net realized and unrealized
gain (loss)		2.97	2.19	0.42 0.29

Total Income (Loss) From
Operations		3.23	2.62	0.76	0.30

Less Distributions From:

Net investment income	(0.07)	(0.41)	(0.28)

Net realized gains	(0.18)	(0.24)

Total Distributions	(0.25)	(0.65)	(0.28)

Net Asset Value, End of
Year			$15.73	$12.75	$10.78	$10.30

Total Return		25.33%	25.04%	7.40%	3.00%

Net Assets, End of Year
(000's)			$171,503$78,042	$23,196	$2,777

Ratios to Average Net Assets:

Expenses(2)		0.83%	1.00%	1.00%	0.85%

Net investment income	3.06	3.80	3.84	1.93

Portfolio turnover rate	82%	81%	118%

Average commissions paid
on equity transactions(3)	$0.06	$0.06


INTERNATIONAL EQUITY
PORTFOLIO		1996	1995	1994	1993(1)

Net Asset Value,
Beginning of Year	$9.98	$9.21	$10.05	$10.00

Income (Loss) From Operations:

Net investment income
(Loss)(2)    (0.02)	0.03	0.00  0.00

Net realized and unrealized
gain (loss)		2.15	0.78	(0.84)	0.05

Total Income (Loss) From
Operations		2.13	0.81	(0.84)	0.05

Less Distributions From:

Net investment income	(0.04)	(0.04)

Total Distributions	(0.04)	(0.04)

Net Asset Value, End of
Year			$12.07	$9.98	$9.21	$10.05

Total Return		21.38%	8.80%	(8.36)%	0.50%

Net Assets, End of Year
(000's)			$33,337	$28,979	$28,413	$5,867

Ratios to Average Net Assets:

Expenses(2)(4)		1.35%	1.43%	1.30%	1.08%

Net investment income
(loss)			(0.20)	0.35	0.31	(0.51)

Portfolio turnover rate	33%	34%	12%

Average commissions paid
on equity transactions(3)	$0.03	$0.01

(1)	For the period from December 3, 1993 (commencement of operations) to
December 31, 1993.
(2)	For the Total Return Portfolio, the Investment Adviser waived all or part of its fees for the year ended December 31, 1994 and the period ended
December 31, 1993.  In addition, for the International Equity Portfolio, the Investment Adviser waived all or part of its fees for the year ended
December 31, 1994 and the period ended December 31, 1993.  For the Total
Return Portfolio, IDS Life reimbursed expenses of $7,873 and $1,472 for the year ended December 31, 1994 and the period ended December 31, 1993.  In addition, for the International Equity Portfolio, IDS Life also reimbursed expenses of $23,712 and $1,902 for the year ended December 31, 1994 and the period ended December 31, 1993.  If such fees had not been waived and expenses reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

		Per Share Decreases to
		Net Investment Income

Portfolio		1996	1995	1994	1993

Total Return 	N/A	N/A	$0.01  	$0.02

International
Equity		N/A	N/A	$0.00  $0.02


		Expense Ratios Without
		Waivers and Reimbursements

		1996	1995	1994	1993

Total Return	N/A	N/A	1.11%	4.14%

International
Equity		N/A	N/A	1.51%	2.96%

(3)	As of September 1995 the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(4)	During the period ended December 31, 1995, the Portfolio has earned credits from the custodian which reduce service fees incurred.  If the credits are taken into consideration, the ratios of expenses to average net assets would be 1.37%.
  	The amount shown in this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the Portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the Portfolio.
  Amount represents less than $0.01.
  Includes realized gains and losses from foreign currency transactions for the two years ended December 31, 1995 and the period ended December
31,1993
  Total Return is not annualized, as it may not be representative of the total return for the year.
  Annualized.



Investment Goals and Policies of the Portfolios

Set forth below is a description of the investment goals and policies of the ten Portfolios currently offered by the Fund, which consist of one money market Portfolio, two fixed-income Portfolios and seven equity Portfolios. The investment goals of a Portfolio may not be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of that Portfolio. There can, of course, be no guarantee that the Portfolios will achieve their investment goals. Additional information about investment strategies that one or more of the Portfolios may employ and investment policies mentioned below appears in the Appendix to this Prospectus and in the Statement of Additional Information. A description of the corporate bond and commercial paper rating systems of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and other nationally recognized statistical rating organizations ("NRSROs") is also contained in the Statement of Additional Information.

Money Market Portfolio

Goal - The Money Market Portfolio's goal is maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Investment Policies - In seeking to achieve its goal, the Money Market Portfolio will invest in short-term money market instruments, including: securities issued or guaranteed by the U.S. government, its agencies and instrumentalities ("U.S. government securities"); repurchase agreements, U.S. and foreign bank time deposits, certificates of deposit and bankers' acceptances; high-grade commercial paper of U.S. and foreign issuers and other short-term corporate debt obligations of such issuers that are comparable in priority and security to such instruments, including variable-rate and floating-rate instruments. Except when maintaining a temporary defensive position, the Portfolio intends to invest more than 25% of its assets in short-term bank instruments. The Portfolio will invest in money market instruments that are determined by SBMFM to present minimal credit risks and which at the time of purchase are considered to be "Eligible Securities," as defined by the SEC.

The Portfolio will invest only in securities that are purchased with and payable in U.S. dollars and that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase by the Portfolio. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Portfolio will follow these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.

The Bond Portfolios
Intermediate High Grade Portfolio

Goal - The Intermediate High Grade Portfolio's goal is to provide as high a level of current income as is consistent with the protection of capital.

Investment Policies - The Intermediate High Grade Portfolio will seek to achieve its goal by investing, under normal circumstances, substantially all
- but not less than 65% - of its assets in U.S. government securities and high-grade corporate bonds of U.S. issuers (i.e., bonds rated within the two highest rating categories by Moody's or S&P or, if not rated, believed by SBMFM to be of comparable quality).

Under normal market conditions, the average weighted maturity of the Portfolio's assets will be from three to ten years. The portion of the Portfolio's assets not invested in intermediate-term U.S. government securities and U.S. corporate bonds may be invested in long- or short-term U.S. government and corporate obligations, convertible securities and preferred stock that is not convertible into common stock. The Portfolio may not hold securities rated lower than Baa by Moody's or BBB by S&P or unrated securities deemed to be comparable to securities rated below investment grade. The Portfolio may invest up to 10% of its total assets in government stripped mortgage-backed securities and may invest in floating or variable rate demand notes.

Diversified Strategic Income Portfolio

Goal - The Diversified Strategic Income Portfolio's goal is high current income.

Investment Policies - The Diversified Strategic Income Portfolio will seek to achieve its goal through allocating and reallocating its assets primarily among three types of fixed-income securities - U.S. government and mortgage-related securities, foreign government securities and corporate securities rated below investment grade. Under current market conditions, SBMFM expects to maintain 50% of its assets in government and mortgage-securities, 25% in foreign government securities and 25% of its assets in high-yield corporate securities. The portions of the Portfolio's assets invested in each type of security will vary from time to time and, at any given time, the Portfolio may be entirely invested in a single type of fixed-income security. Under normal circumstances, substantially all - but not less than 65% - of the Portfolio's assets will be invested in fixed-income securities, including non-convertible preferred stocks.

SBMFM and Global Capital Management will select investments on the basis of an analysis of economic and market conditions and relative risks and opportunities of those types of fixed-income securities. In general, the particular type or types of fixed-income securities selected for investment by the Portfolio at any given time will be those that, in the view of its Investment Adviser, offer the highest income available at the time, unless the Investment Adviser believes that such income potential is not sufficient to justify the higher risks associated with these securities. The Portfolio generally will invest in intermediate- and long-term fixed-income securities with the result that, under normal market conditions, the weighted average maturity of the Portfolio's securities is expected to be from four to in excess of 12 years.

Mortgage-related securities in which the Portfolio may invest, which include mortgage obligations collateralized by mortgage loans or mortgage pass-through certificates, will be rated no lower than Aa by Moody's or AA by S&P or, if unrated, will be deemed by SBMFM to be of comparable quality. Under normal market conditions, the Portfolio's mortgage-related holdings can be expected to consist primarily of securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). The Portfolio may invest up to 35% of its assets in corporate fixed-income securities of U.S. issuers rated Ba or lower by Moody's or BB or lower by S&P, but not lower than Caa or CCC, respectively, or in unrated securities deemed by SBMFM and Global Capital Management to be of comparable quality. Special considerations arising from investment in lower-rated and unrated securities are described in "Special Considerations and Risk Factors -- Medium-, Lower-and Unrated Securities."

The Portfolio may also invest in fixed-income securities issued by supranational organizations and may engage in transactions in options, interest rate futures contracts, options on interest rate futures contracts, forward currency contracts, options on foreign currencies and foreign currency futures contracts. Up to 5% of the Portfolio's assets may be invested in developing countries.

The Equity Portfolios

Equity Income Portfolio

Goal - The Equity Income Portfolio's primary goal is current income. Long-term capital appreciation is a secondary goal.

Investment Policies - The Equity Income Portfolio will seek to achieve its goals principally through investment in dividend-paying common stocks of companies whose prospects for dividend growth and capital appreciation are considered favorable by SBMFM. The Portfolio will normally invest at least 65% of its assets in equity securities. Under normal circumstances, the Portfolio will concentrate at least 25% of its assets in equity and debt securities of companies in the utility industry. A company will be considered to be in the utility industry if it is principally engaged (i.e., at least 50% of a company's assets consist of, or gross income or net profits result from, utility operations or the company is regulated as a utility by a government agency or authority) in the manufacture, production, generation, transmission and sale of electric and gas energy and companies principally engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies regulated by governmental agencies as utilities that provide communication facilities for the public benefit.

Other types of securities that may be held by the Portfolio when deemed advisable by SBMFM include investment-grade debt securities such as bonds, debentures and commercial paper, U.S. government securities and money market instruments, provided that up to 10% of the Portfolio's assets may be invested in debt securities rated as low as B by Moody's or S&P or in unrated securities deemed by SBMFM to be of comparable quality. When the outlook for common stocks is not considered promising in the judgment of SBMFM, a substantial portion of the assets of the Portfolio may be held in these other types of securities for temporary defensive purposes.

The Portfolio's investments in common stocks will generally be made in companies that share some of the following characteristics: established operating histories; low price/earnings ratios relative to the S&P 500; and strong balance sheets and other financial characteristics. The Portfolio may also invest in securities convertible into or ultimately exchangeable for common stock (i.e., convertible bonds or convertible preferred stock) and may purchase common stocks that do not provide current income but which offer opportunities for capital appreciation and future income. The Portfolio also may enter into repurchase agreements and reverse repurchase agreements, borrow money, lend its portfolio securities, write covered options on securities, purchase options on securities, sell securities short against the box, purchase and sell securities on a when-issued or delayed-delivery basis and enter into interest rate futures contracts and related options.

Equity Index Portfolio

Goal - The Equity Index Portfolio's goal is to provide investment results that, before deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks, as measured by the S&P 500.

Investment Policies - The Equity Index Portfolio will seek to achieve its goal by owning all 500 stocks in the S&P 500 in proportion to their actual market capitalization weightings. The Portfolio will be reviewed daily and adjusted, when necessary, to maintain security weightings as close to those of the S&P 500 as possible, given the amount of assets in the Portfolio at that time. The Portfolio may invest up to 5% of its assets in equity securities that are not included in the S&P 500 if TIMCO believes such investments will assist the Portfolio in approximating the return of the S&P 500. The Portfolio may use up to an additional 20% of its assets to enter into stock index futures and related options to increase efficiency, may lend portfolio securities and write covered options to help offset operating expenses, and may acquire money market instruments. Portfolio turnover is expected to be lower than for most other investment companies.

No attempt will be made to manage the Portfolio in the traditional sense using economic, financial and market analysis, nor will the adverse financial situation of an issuer necessarily result in the elimination of its securities from the Portfolio, unless the securities are removed from the S&P 500. From time to time, administrative adjustments may be made in the Portfolio because of changes in the composition of the S&P 500. TIMCO reserves the right to remove an investment from the Portfolio if, in its opinion, the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

The Portfolio will use the S&P 500 as its standard for performance comparison because the S&P 500 represents approximately 70% of the total market value of all U.S. common stocks, is well known to investors and is representative of the performance of publicly traded U.S. common stocks.

Growth & Income Portfolio

Goal - The Growth & Income Portfolio's goal is income and long-term capital growth.

Investment Policies - The Growth & Income Portfolio will seek to achieve its goal by investing in income-producing equity securities, including dividend-paying common stocks, securities that are convertible into common stocks and warrants. SBMFM has developed quantitative investment criteria against which prospective investments will be evaluated and will make buy and sell decisions based on those criteria. Those criteria establish parameters for suitable investments and deal with such matters as market capitalization, credit quality, dividend growth, historic earnings, current yield and industry diversification. The criteria, which may be changed by SBMFM in light of its experience in managing the Portfolio or in response to changing market or economic conditions, are designed to identify companies with consistent dividend-paying histories, relatively high levels of dividends, the capacity to raise dividends in the future and the potential for capital appreciation.

Under normal market conditions, the Portfolio will invest substantially all - but not less than 65% - of its assets in equity securities. The Portfolio may invest the remainder of its assets in money market instruments, as well as in corporate bonds, convertible securities and mortgage-related securities that are rated investment-grade or are deemed to be of comparable quality. The Portfolio may enter into repurchase agreements, lend portfolio securities, enter into interest rate and stock index futures and related options, purchase or sell securities on a when-issued or delayed-delivery basis and write covered options.

Appreciation Portfolio

Goal - The Appreciation Portfolio's goal is long-term appreciation of capital.

Investment Policies - The Appreciation Portfolio will attempt to achieve its goal by investing primarily in equity and equity-related securities that are believed to afford attractive opportunities for appreciation. For example, the Portfolio may invest in the securities of companies whose earnings are expected to increase, companies whose securities prices are lower than are believed justified in relation to their underlying assets or earning power or companies in which changes are anticipated that would result in improved operations or profitability. The Portfolio's investments will be broadly diversified among different industries. In analyzing securities for investment, SBMFM will consider many different factors, including past growth records, management capability, future earnings prospects and technological innovation, as well as general market and economic factors that can influence the price of securities.

Under normal market conditions, substantially all - but not less than 65% - of the Portfolio's assets will consist of common stocks, but the Portfolio also may hold securities convertible into common stocks and warrants. When SBMFM believes that a conservative or defensive investment posture is warranted or when opportunities for capital appreciation do not appear attractive, the Portfolio may invest temporarily in debt obligations, preferred securities or short-term money market instruments. The Portfolio may from time to time lend its portfolio securities and invest in securities of non-U.S. issuers in the form of depository receipts representing interests in the common stocks of foreign issuers.

Total Return Portfolio

Goal - The Total Return Portfolio's goal is to provide shareholders with total return, consisting of long-term capital appreciation and income.

Investment Policies - The Total Return Portfolio will seek to achieve its goal by investing primarily in a diversified portfolio of dividend-paying common stocks. The Portfolio may engage in various portfolio strategies involving options to seek to increase its return and to hedge its portfolio against movements in the equity markets and interest rates. Because the Portfolio seeks total return by emphasizing investments in dividend-paying common stocks, it will not have as much investment flexibility as total return funds which may pursue their objective by investing in income and equity securities without such an emphasis. The Portfolio also may invest up to 10% of its assets in securities rated less than investment grade by Moody's or S&P or comparable unrated securities of comparable quality, interest-paying debt securities, such as U.S. government securities, and other securities, including convertible bonds, convertible preferred stock and warrants. In addition, the Portfolio will limit its investments in warrants to 5% of its net assets. The Portfolio also may lend its portfolio securities and enter into short sales against the box.

International Equity Portfolio

Goal - The International Equity Portfolio's goal is to provide a total return on its assets from growth of capital and income.

Investment Policies - Under normal market conditions, the Portfolio will invest at least 65% of its assets in a diversified portfolio of equity securities consisting of dividend and non-dividend paying common stock, preferred stock, convertible debt and rights and warrants to such securities and up to 35% of the Portfolio's assets in bonds, notes and debt securities (consisting of securities issued in the Euro-currency markets or obligations of the United States or foreign governments and their political subdivisions) of established non-United States issuers. Investments may be made for capital appreciation or for income or any combination of both for the purpose of achieving a higher overall return than might otherwise be obtained solely from investing for growth of capital or for income. There is no limitation on the percentage or amount of the Portfolio's assets which may be invested for growth or income and, therefore, from time to time the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. In seeking to achieve its objective, the Portfolio presently expects to invest its assets primarily in common stocks of established non-United States companies which in the opinion of its Investment Adviser have potential for growth of capital. In determining whether the Portfolio will be invested for capital appreciation or for income or any combination of both, its Investment Adviser regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market.

The Portfolio will generally invest its assets broadly among countries and will have represented in the portfolio business activities in not less than three different countries. Except as stated below, the Portfolio will invest at least 65% of its assets in companies organized or governments located in any area of the world other than the United States, such as the Far East (e.g., Hong Kong, Japan, Malaysia and Singapore), Western Europe (e.g., France, Germany, Italy, the Netherlands, Switzerland and the United Kingdom), Central and South America (e.g., Chile, Mexico and Venezuela), Australia, Canada and such other areas and countries as its Investment Adviser may determine from time to time. The Portfolio may invest in securities issued by companies formerly party to the Warsaw Pact. However, under unusual economic or market conditions as determined by its Investment Adviser, for defensive purposes the Portfolio may temporarily invest all or a major portion of its assets in U.S. government securities or in debt or equity securities of companies incorporated in and having their principal business activities in the United States. To the extent the Portfolio's assets are invested for temporary defensive purposes, such assets will not be invested in a manner designed to achieve the Portfolio's investment objective.

In determining the appropriate distribution of investments among various countries and geographic regions, the Investment Adviser will ordinarily consider the following factors: prospects for relative economic growth among countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors. In the future, if any other relevant factors arise, they will also be considered. In analyzing companies for investment, the Investment Adviser ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the company to compete successfully in its market place. Ordinarily, the Portfolio's Investment Adviser will not view a company as being sufficiently well established to be considered for inclusion in the Portfolio unless the company, together with any predecessors, has been operating for at least three fiscal years. It is expected that securities held by the Portfolio will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but also may be traded on markets in other countries including, in many cases, U.S. securities exchanges and over-the-counter markets.

To the extent that the Portfolio's assets are not otherwise invested as described above, the assets may be held in cash, in any currency, or invested in U.S., as well as foreign, high-quality money market instruments and their equivalents.

Emerging Growth Portfolio

Goal - The Emerging Growth Portfolio's goal is to provide capital appreciation.

Investment Policies - The Emerging Growth Portfolio seeks to invest at least 65% of its total assets in common stocks of small and medium-sized companies, both domestic and foreign, in the early stages of their life cycle, that its Investment Adviser believes have the potential to become major enterprises. Investments in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also may involve certain special risks. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. While the Portfolio will invest primarily in common stocks, it may invest, to a limited extent, in other securities such as preferred stocks, convertible securities and warrants.

The Portfolio does not limit its investments to any single group or type of security. The Portfolio also may invest in special situations involving new management, special products and techniques, unusual developments, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in ordinary investments, because securities of such companies may be more likely to experience unexpected fluctuations in price.

The Portfolio's primary approach is to seek what its Investment Adviser believes to be unusually attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above-average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon its investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.

The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. Additionally, the Portfolio may invest up to 15% of the value of its total assets in restricted securities (i.e., securities which may not be sold without registration under the Securities Act of 1933 (the "1933 Act")) and in other securities not having readily available market quotations. The Portfolio may enter into repurchase agreements with domestic banks and broker-dealers, which involve certain risks.

Additional Investments
Money Market Instruments

The Money Market Portfolio will invest exclusively in money market instruments. Each of the remaining Portfolios may, as a cash management tool, hold up to 20% (except that each of the Total Return, Emerging Growth and International Equity Portfolios may invest up to 35%) of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation. Short-term instruments in which the Portfolios may invest include:
U.S. government securities; obligations of banks having at least $1 billion in assets (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks, U.S. savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the two highest rating categories; and repurchase agreements with respect to any of the foregoing entered into with banks and non-bank dealers approved by the Fund's Board of Trustees.

The Money Market Portfolio will limit its portfolio investments to securities that the Fund's Board of Trustees determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition by the Portfolio. Eligible Securities include securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Portfolio acquires the security. Currently, there are six NRSROs: S&P, Moody's, Fitch Investors Services, Inc., Duff and Phelps Credit Rating Co., IBCA Limited and its affiliate, IBCA, Inc. and Thomson BankWatch. A discussion of the ratings categories of the NRSROs is contained in the Appendix to the Statement of Additional Information.

The Money Market Portfolio generally may not invest more than 5% of its total assets in the securities of any one issuer, except for U.S. government securities. In addition, the Portfolio may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ("Second Tier Securities") and may not invest more than 1% of its total assets in the Second Tier Securities of any one issuer. The Portfolio may invest more than 5% (but no more than 25%) of the then-current value of the Portfolio's total assets in the securities of a single issuer for a period of up to three business days, provided that (a) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such rating with respect to other short-term debt securities or are comparable unrated securities, and (b) the Portfolio does not make more than one such investment at any one time.

Eurodollar or Yankee Obligations

The Money Market Portfolio may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities

The U.S. government securities in which the Portfolios may invest include: direct obligations of the United States Treasury (such as Treasury Bills, Treasury Notes and Treasury Bonds), and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as certificates issued by GNMA); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported only by the credit of the instrumentality (such as bonds issued by FNMA and FHLMC). Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

The Portfolios may invest up to 5% of their net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the securityholder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed in either of the aforementioned forms or a combination of those forms.

Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Portfolios over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the United States or foreign governments or intervention by central banks also could affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for particular Exchange Rate-Related Securities due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

Certain Investment Guidelines

Up to 10% (15% in the case of the International Equity, Emerging Growth and Total Return Portfolios) of the total assets of any Portfolio may be invested in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and related options for which a liquid secondary market does not exist and (c)
time deposits maturing in more than seven calendar day     (or in the case of
the Money Market Portfolio, maturing from two business days through six months). With respect to the Money Market Portfolio, the above restriction does not apply to securities subject to Rule 144A of the 1933 Act if two or
more dealers make a market in such securities    . Each Portfolio may borrow
from banks for temporary or emergency purposes, but not for leverage, in an amount up to 30% of its assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever borrowings from banks exceed 5% of the value of the assets of a Portfolio, the Portfolio will not make any additional investments. The International Equity Portfolio may borrow for investment purposes, provided that any transactions constituting borrowing by the Portfolio may not exceed one-third of its assets. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of Trustees of the Fund. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an affected Portfolio's outstanding shares is contained in the Statement of Additional Information.

Special Considerations and Risk Factors

This section describes certain investments of one or more Portfolios and related risks. Further information concerning investments of the Portfolios and related risks may be found in the Appendix to this Prospectus and in the Statement of Additional Information.

Fixed-Income Securities

The market value of fixed-income obligations of the Portfolios will be affected by general changes in interest rates, which will result in increases or decreases in the value of fixed-income obligations held by the Portfolios. The market value of the Portfolios' fixed-income obligations can be expected to vary inversely in relation to changes in prevailing interest rates. Investors also should recognize that in periods of declining interest rates the yield of income-oriented Portfolios will tend to be somewhat higher than prevailing market rates, while in periods of rising interest rates these Portfolios' yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to these Portfolios from the continuous sale of their shares probably will be invested in instruments producing lower yields than the balance of their holdings, thereby reducing the Portfolios' current yield. In periods of rising interest rates the opposite can be expected to occur. In addition, fixed-income securities in which certain Portfolios may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.

Non-Publicly Traded and Illiquid Securities

Each Portfolio may purchase securities that are not publicly traded. The sale of securities that are not publicly traded is typically restricted under federal securities laws. As a result, a Portfolio may be forced to sell these securities at less than fair market value or may not be able to sell them when its Investment Adviser believes it desirable to do so. The Portfolios' investments in illiquid securities are subject to the risk that should a Portfolio desire to sell any of these securities when a ready buyer is not available at a price that the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

Mortgage-Related Securities

To the extent that a Portfolio purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Portfolio's principal investment to the extent of the premium paid. The yield of a Portfolio that invests in mortgage-related securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in relation to interest rates.

Government Stripped Mortgage-Backed Securities

The Intermediate High Grade Portfolio may invest up to 10% of its total assets in government stripped mortgage-backed securities issued and guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying government stripped mortgage-backed securities represent all or part of the beneficial interest in pools of mortgage loans.

Investing in government stripped mortgage-backed securities involves risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. See "Mortgage-Related Securities" above. In addition, the yields on government stripped mortgage-backed securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage-backed securities and increasing the yield to maturity on principal-only government stripped mortgage-backed securities. Sufficiently high prepayment rates could result in the Portfolio not fully recovering its initial investment in an interest-only government stripped mortgage-backed security. Government stripped mortgage-backed securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Portfolio will be able to effect a trade of a government stripped mortgage-backed security at a time when it wishes to do so, although the Portfolio will acquire government stripped mortgage-backed securities only if a secondary market for the securities exists at the time of acquisition.

Foreign Securities

Each Portfolio may invest in obligations of companies and governments of foreign nations, which involve certain risks in addition to the usual risks inherent in U.S. investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to U.S. companies. The performance of a Portfolio investing in foreign securities may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of a Portfolio, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the return on such securities. Changes in foreign currency exchange rates may affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the expense of maintaining securities with foreign custodians.

In addition, the Diversified Strategic Income Portfolio may invest up to 5% of its total assets in securities traded in markets of developing countries. A developing country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

Medium-, Lower- and Unrated Securities

The Intermediate High Grade, Diversified Strategic Income, Equity Income, Growth & Income and Total Return Portfolios may invest in medium- or lower-rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than is offered by higher-rated securities, but also will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium-, lower-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during a major economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, each Portfolio's Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors established by the Fund's Board of Trustees into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

The markets in which medium- and lower-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for a Portfolio to purchase and also may have the effect of limiting the ability of the Portfolio to (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The market for medium-, lower-rated and comparable unrated securities is relatively new and has not fully weathered a major economic recession. Any such recession, however, would disrupt severely the market for such securities and adversely affect the value of such securities, and could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Fixed-income securities, including medium-, lower-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Portfolio. If an issuer exercises these rights during periods of declining interest rates, the Portfolio may have to replace the security with a lower-yielding security resulting in a decreased return to the Portfolio.

The market value of securities in lower rating categories is more volatile than that of higher quality securities, and the markets in which medium- and lower-rated or comparable unrated securities are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investor perceptions also may have a negative impact on the value and liquidity of lower-rated, high-yield securities, especially in a limited trading market.

Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities by the Portfolio involved, but the Portfolio's Investment Adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Securities that are rated Ba by Moody's or BB by S&P have speculative characteristics with respect to their capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of the desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger with respect to principal or interest.

The Diversified Strategic Income Portfolio's holdings (as rated by S&P) for the fiscal year ended December 31, 1996, were composed as follows: .20% rated BBB; 12.01% rated BB; 21.86% rated B; and .53% rated CCC. The percentages were calculated on a dollar weighted average basis by determining monthly the percentage of the Portfolio's net assets invested in each rating category and do not necessarily indicate what the composition of the Portfolio's holdings will be in subsequent years.


Concentration

The Money Market Portfolio will concentrate at least 25% of its assets in the banking industry and the Equity Income Portfolio will concentrate at least 25% of its assets in the utility industry, provided that, if, at some future date, adverse economic conditions prevail in either of those industries, the relevant Portfolio may temporarily, for defensive purposes, invest less than 25% of its assets in the affected industry. Because of its concentration policy, either of these Portfolios may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives. The Money Market and Equity Income Portfolios' concentration policies are fundamental policies that cannot be changed without the approval of a majority of the relevant Portfolio's outstanding voting securities.

Securities of Unseasoned Issuers

The Diversified Strategic Income, Total Return, International Equity and Emerging Growth Portfolios may invest in securities of unseasoned issuers, which may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and may be dependent on products or services without an established market share.

Floating- and Variable-Rate Demand Notes

The Money Market Portfolio may acquire floating and variable rate demand notes of corporate issuers. Although floating and variable rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the Portfolio will be determined by the Portfolio's Investment Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" (i.e., within the two highest rating categories) by any NRSRO. Moreover, while there may be no active secondary market with respect to a particular floating or variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a particular floating or variable rate demand note in the event the issuer of the note defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default.

Leverage

The International Equity Portfolio may borrow from banks, on a secured or unsecured basis, up to one-third of the value of its assets. If the Portfolio borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as "leverage."

Leverage creates an opportunity for increased returns to shareholders of the Portfolio but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the Portfolio's shares and in the Portfolio's yield. Although the principal or stated value of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the Portfolio which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceed the interest or dividends the Portfolio will have to pay in respect thereof, the Portfolio's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Portfolio will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the Portfolio.


Portfolio Transactions

All orders for transactions in securities, options, futures contracts and options on futures contracts on behalf of the Portfolios will be placed by their respective Investment Advisers with broker-dealers that those advisers select, including Smith Barney and other affiliated brokers. A Portfolio may utilize Smith Barney or a Smith Barney-affiliated broker in connection with a purchase or sale of securities when the Portfolio's Investment Adviser believes that the broker's charge for the transaction does not exceed usual and customary levels. The same standard applies to the use of Smith Barney or a Smith Barney-affiliated broker as a commodities broker in connection with entering into futures contracts and options on futures contracts.


Net Asset Value

The value of an individual share of a Portfolio is the net asset value of that share. The net asset value per share of each Portfolio will be calculated separately on each day, Monday through Friday, except on days when the New York Stock Exchange, Inc. (the "NYSE") is closed. The NYSE is currently scheduled to be closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share of each Portfolio is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., New York time). The Money Market Portfolio seeks to maintain its net asset value at $1.00 per share.

Net asset value per share is computed by dividing the value of a Portfolio's net assets by the total number of its shares outstanding. Generally, a Portfolio's investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Fund's Board of Trustees. A security that is primarily traded on a U.S. or foreign exchange (including securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Trustees or its delegates. Over-the-counter securities that are not traded through the National Market System and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market are valued on the basis of the mean between the bid and asked prices at the close of business on each day. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price. Investments in U.S. government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost when the Fund's Board of Trustees determines that this constitutes fair value; assets of the Money Market Portfolio also are valued at amortized cost. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to the security, index or currency underlying the futures contract. In such event, the futures contract will be valued at a fair market price to be determined by or under the direction of the Fund's Board of Trustees. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.

How to Use the Fund
Investing in the Fund

Shares of the Fund are currently offered exclusively to Contract owners. To find out which insurance companies offer Contracts that are eligible to invest in the Fund, call the Fund at (800) 451-2010. For further information, see the description provided in the Contract prospectus.

Sales Charges and Surrender Charges

The Fund does not assess any sales charge, either when it sells or when it redeems shares of a Portfolio. However, surrender charges that may be assessed under the Contract are described in the Contract prospectus. Mortality and expense risk fees and other charges are also described in the Contract prospectus.

Redeeming and Exchanging Shares

The Fund will redeem shares in response to full or partial surrenders of a Contract or a transfer of money from one Portfolio to another. Information on how to transfer funds is described in the Contract prospectus. Generally, payment upon redemption will be made on the third business day after receiving a valid redemption request (unless redemption is suspended or payment is delayed as permitted in accordance with SEC regulations). The Fund will use the net asset value at the close of trading on the NYSE on the day the notice of surrender or transfer is received. If the request is received after the close of trading on the NYSE, the shares will be redeemed at the net asset value at the close of the next business day. The value of any redeemed shares may be more or less than their original purchase price.

A detailed description of how to surrender the Contract and transfer money among Portfolios is included in the Contract prospectus.

Dividends and Taxes
Dividends

Net Investment Income. Dividends and distributions will be automatically reinvested, without a sales charge, in the shareholder's account at net asset value in additional shares of the Portfolio that paid the dividend or distribution, unless the shareholder instructs the Portfolio to pay all dividends and distributions in cash. Net investment income, including dividends on stocks and interest on bonds or other securities the Fund holds, is distributed to the shareholders of the Portfolios as follows:

  monthly for the Money Market Portfolio;
  annually for the Appreciation, Diversified Strategic Income, Emerging Growth, Equity Income, Equity Index, Growth & Income, Intermediate High Grade, International Equity, and Total Return Portfolios.

Capital Gains. Distributions of any net realized capital gains of the Portfolios will be paid annually shortly after the close of the fiscal year in which they are earned.

Taxes

In the opinion of counsel to the Fund, each Portfolio will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of investment income and capital gains earned will be determined on a Portfolio-by-Portfolio (rather than on a Fund-wide) basis.

The Fund intends that each Portfolio will separately meet the requirements for qualification each year as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a regulated investment company, each Portfolio must meet certain income and diversification tests, including the requirement that it derive less than 30% of its gross income in each taxable year from the sale or other disposition of (a) stock or securities held for less than three months, (b) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) held for less than three months and (c) foreign currencies (or options, futures or forward contracts on such foreign currencies) held for less than three months but only if such currencies (or options, futures or forward contracts) are not directly related to the Portfolio's principal business of investing in stock or securities (or options or futures with respect to stock or securities). As a regulated investment company and provided certain distribution requirements are met, a Portfolio will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

Dividends paid by a Portfolio from taxable investment income and distributions of short-term capital gains will be treated as ordinary income in the hands of the shareholders for federal income tax purposes, whether received in cash or reinvested in additional shares. Distributions of net long-term capital gains will be treated as long-term capital gains in the hands of the shareholders, if certain notice and designation requirements are satisfied, whether paid in cash or reinvested in additional shares, regardless of the length of time the investor has held shares of the Portfolio. The Fund has been informed that the separate accounts represented by the Contracts should, for federal income tax purposes, be considered the shareholders of each of the Portfolios.

To comply with regulations under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h) of the Code, obligations of the United States Treasury and each U.S. government agency or instrumentality are treated as securities of separate issuers. Compliance with these diversification rules will limit the ability of the Money Market and Intermediate High Grade Portfolios, in particular, to invest more than 55% of their assets in direct obligations of the United States Treasury or to invest primarily in securities issued by a single agency or instrumentality of the U.S. government.

The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the variable contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the variable contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued.

In the event that rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described in this Prospectus, or that the Fund will not have to change the investment goal or investment policies of a Portfolio. While a Portfolio's investment goal is fundamental and may be changed only by a vote of a majority of the Portfolio's outstanding shares, the Fund's Board of Trustees reserves the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules and regulations from causing a Contract owner to be considered the owner of the shares of the Portfolio.

Reference is made to the Contract prospectus for information regarding the federal income tax treatment of distributions.

Management of the Fund
Board of Trustees

Overall responsibility for management and supervision of the Fund and the Portfolios rests with the Fund's Board of Trustees. The Trustees approve all significant agreements between the Fund and the persons or companies that furnish services to the Fund and its Portfolios, including agreements with the Investment Advisers and/or Sub-Investment Adviser and Administrator of the Portfolios and with the Fund's custodian, transfer agent and distributor. The day-to-day operations of the Portfolios are delegated to the Investment Advisers and/or Sub-Investment Advisers and Administrator of the Portfolios. The identities and backgrounds of the Trustees and officers of the Fund, together with certain additional information about them, are contained in the Statement of Additional Information. The Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund.

Investment Advisers and Administrator

Each Portfolio's assets are managed separately. Subject to the supervision and direction of the Fund's Board of Trustees, the Investment Adviser of each Portfolio manages the Portfolio in accordance with the Portfolio's goal or goals and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities on behalf of the Portfolio and employs professional portfolio managers and securities analysts who provide research services to the Portfolio.

SBMFM, located at 388 Greenwich Street, New York, New York 10013, provides investment advisory and management services to investment companies affiliated with Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged through its subsidiaries principally in four business segments: Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. SBMFM renders investment advice to investment companies that had aggregate assets under management as of March 1, 1997, in excess of $ 80 billion.

TIMCO, located at One Tower Square, Hartford, CT 06183-2030, provides investment advisory and management services to investment companies affiliated with Holdings. TIMCO renders investment advice to investment companies that had aggregate assets under management as of March 1, 1997, of approximately of $1.4 billion.

Global Capital Management, located at 10 Piccadilly, London, W1V 9LA England, is a wholly owned subsidiary of Holdings. Global Capital Management is responsible for and selects the Diversified Strategic Income Portfolio's investments in foreign securities and selects brokers and dealers that execute the Portfolio's investments in foreign securities. Global Capital Management renders investment advice to institutional clients and investment companies with aggregate assets under management, as of March 1, 1997, of approximately $ 2.1 billion.

VKAC, located at One Parkview Plaza, Oakwood Terrace, Illinois, 60181, is a wholly owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly owned subsidiary of Morgan Stanley Group Inc.

On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form a new company to be named Morgan Stanley, Dean Witter, Discover & Co.
Subsequent to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, VKAC will be an indirect subsidiary of Morgan Stanley Dean Witter, Discover & Co.

VKAC, together with its predecessors, has been in the investment advisory business since 1926. VKAC provides investment advice to investment companies and has aggregate assets under management or supervision as of March 1, 1997 in excess of approximately $57 billion.


Portfolio Management

Appreciation Portfolio - Harry D. Cohen is a Vice President and Investment Officer of the Fund, and a Managing Director of Smith Barney. Prior to July 1993, Mr. Cohen served as Executive Vice President of Shearson Lehman Brothers Inc. ("Shearson Lehman Brothers").

Diversified Strategic Income Portfolio - James C. Conroy is a Vice President and Investment Officer of the Fund, and a Managing Director of Smith Barney. Prior to July 1993, Mr. Conroy served as Managing Director of Shearson Lehman Brothers. Victor Filatov of Global Capital Management is a Vice President and Investment Officer of the Fund. Prior to November 1993, Mr. Filatov was a Vice President of J.P. Morgan Securities, Inc.

Emerging Growth Portfolio - Gary Lewis is a Vice President and Investment Officer of the Fund, and Senior Vice President of VKAC. Mr. Lewis has been a Portfolio Manager at VKAC since 1989.

Equity Income Portfolio - Jack S. Levande is a Vice President and Investment Officer of the Fund, and a Managing Director of Smith Barney. Prior to July 1993, Mr. Levande served as Managing Director of Shearson Lehman Brothers

Equity Index Portfolio - Kent A. Kelley is Chief Executive Officer of TIMCO. Mr. Kelley joined TIMCO in 1986. Mr. Sandip A. Bhagat is a Vice President and Investment Officer of the Fund, and President of TIMCO. Mr. Bhagat joined TIMCO in 1987.

Growth & Income Portfolio - R. Jay Gerken is a Vice President and Investment Officer of the Fund, and a Managing Director of Smith Barney. Prior to July 1993, Mr. Gerken served as Managing Director of Shearson Lehman Brothers. George V. Novello is a Vice President and Investment Officer of the Fund, and a Managing Director of Smith Barney. Prior to July 1993, Mr. Novello served as Managing Director of Shearson Lehman Brothers.

Intermediate High Grade Portfolio - George Rupert Vernon, Jr. is a Vice President of Smith Barney. Mr. Vernon is a Fixed Income Portfolio Manager of Greenwich Street Advisers, a division of SBMFM.

International Equity Portfolio - Jeffrey Russell is a Vice President and Investment Officer of the Fund, and a Managing Director of Smith Barney.

Total Return Portfolio - John G. Goode is a Vice President and Investment Officer of the Fund, and Chairman and Chief Investment Officer of Davis Skaggs Investment Management, a division of SBMFM.

Money Market Portfolio - Phyllis Zahorodny is a Vice President and Investment Officer of the Fund, and the Managing Director of Taxable Money Markets of SBMFM.

The Fund's management discussion and analysis, and additional performance information regarding the Portfolios of the Fund during the fiscal year ended December 31, 1996, is included in the Annual Report dated December 31, 1996. A copy of the Annual Report may be obtained upon request without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

Custodian and Transfer Agent

PNC, located at 17th and Chestnut Streets, Philadelphia, PA 19103, acts as custodian of the Appreciation, Emerging Growth, Equity Income, Equity Index, Growth & Income, Intermediate High Grade, Money Market and Total Return Portfolios' investments generally.

Chase, located at MetroTech Center, Brooklyn, New York 11245, acts as the custodian of the International Equity and Diversified Strategic Income Portfolios' investments generally.

The adddress of the Transfer Agent, First Data Investor Services Group, Inc., is P.O. Box 5128, Westborough, Massachusetts 01581-5128.

Distributor

Smith Barney, a subsidiary of Holdings, located at 388 Greenwich Street, New York, New York, 10013, serves as distributor of the Fund's shares, for which it receives no separate fee from the Fund. Insurance companies offering the Contracts pay Smith Barney for the services it provides and the expenses it bears in distributing the Contracts, including payment of commissions for sales. Insurance companies offering the Contracts will bear certain additional costs in connection with the offering of the Fund's shares, including the costs of printing and distributing prospectuses, statements of additional information and sales literature.




Additional Information
Formation

The Fund was organized on May 13, 1991, under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust. " The Fund is registered with the SEC as a diversified, open-end management investment company, as defined in the 1940 Act. The Fund commenced operations on October 16, 1991, under the name Shearson Series Fund. On July 30, 1993 and October 14, 1994, the Fund changed its name to Smith Barney Shearson Series Fund and Smith Barney Series Fund, respectively.

Shares of Beneficial Interest

The Fund offers shares of beneficial interest of separate series with a par value of $.001 per share. Shares of ten series have been authorized, which represent the interests in the ten Portfolios described in this Prospectus. When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share owned and proportionate, fractional votes for fractional shares held.

For a discussion of the rights of Contract owners concerning the voting of shares, please refer to the Contract prospectus.

Generally, shares of the Fund vote by individual Portfolio on all matters except (a) matters affecting only the interests of more than one of the Portfolios, in which case shares of the affected Portfolios would be entitled to vote, or (b) when the 1940 Act requires that shares of the Portfolios be voted in the aggregate. All shares of the Fund vote together as one series for the election of Trustees. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Fund's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Fund's outstanding shares. In addition, shareholders who meet certain criteria will be assisted by the Fund in communicating with other shareholders in seeking the holding of such a meeting.

The Fund sends to each owner of a Contract a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Portfolios at the end of the period covered. Contract owners may make inquiries regarding the Fund and its Portfolios, including the current performance of the Portfolios, of a Smith Barney Financial Consultant.

The Portfolios' Performance
Yield

The Money Market Portfolio may, from time to time, include the yield and effective yield in advertisements or reports to shareholders or prospective investors. Current yield for the Money Market Portfolio will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the seven-day yield would be received for fifty-two weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Portfolio will be calculated in a manner similar to that used to calculate yield, but will reflect the compounding effect of earnings on reinvested dividends.

For the Diversified Strategic Income Portfolio and the Intermediate High Grade Portfolio, from time to time, the Fund may advertise the thirty-day yield. The yield of a Portfolio refers to the income generated by an investment in such Portfolio over the thirty-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Portfolio during the period by the net asset value per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

Total Return

From time to time, a Portfolio other than the Money Market Portfolio may advertise its "average annual total return" over various periods of time. Such total return figure shows the average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Portfolio's shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Portfolio's operations, or on a year-by-year basis). When considering average annual total return figures for periods longer than one year, it is important to note that the relevant Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period. A Portfolio also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in a Portfolio's share prices and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions).

It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the Portfolios' yield and total return. Shareholders may make inquiries regarding a Portfolio, including current yield quotations or total return figures, of a Smith Barney Financial Consultant.

In reports or other communications to shareholders or in advertising material, a Portfolio may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities, such as the S&P 500, Salomon Brothers World Government Bond Index, Lehman Brothers Government Bond Index and Lehman Brothers Mortgage-Backed Securities Index, with the Consumer Price Index, Dow Jones Industrial Average or NASDAQ, or with investment or savings vehicles. The performance information also may include evaluations of the Portfolios published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, Morningstar Mutual Fund Values, Mutual Fund Forecaster, The New York Times, Stranger's Investment Advisor, USA Today, U.S. News & World Report and The Wall Street Journal. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Any such advertisement also would include the standard performance information required by the SEC as described above. For these purposes, the performance of the Portfolios, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce a Portfolio's performance.

A Portfolio may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.


Appendix
Certain Investment Strategies

In attempting to achieve its investment goal or goals, a Portfolio may employ, among others, one or more of the strategies set forth below. More detailed information concerning these strategies and their related risks is contained in the Statement of Additional Information.

In the future, the Fund may desire to employ additional investment strategies, including, in the case of Portfolios not currently authorized to engage in futures activity, such hedging strategies as entering into futures contracts and related options. The Fund will do so only upon 60 days' notice to shareholders of the Portfolios involved and in conformity with its investment restrictions.

Repurchase Agreements. The Money Market Portfolio will enter into repurchase agreements with respect to U.S. government securities and each other Portfolio may engage in repurchase agreement transactions on portfolio securities, in each case with banks which are the issuers of instruments acceptable for purchase by the Portfolio and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will be monitored by the relevant Portfolio's Investment Adviser to ensure that it at least equals at all times the total amount of the repurchase obligation, including interest. A Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert these rights. Each Portfolio's Investment Adviser, acting under the supervision of the Fund's Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks. A repurchase agreement is considered to be a loan collateralized by the underlying securities under the 1940 Act.

Lending of Securities. Each Portfolio, other than the Money Market Portfolio, may lend its portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Loans of portfolio securities, if and when made, by a Portfolio may not exceed 33 1/3% of the Portfolio's total assets, taken at value. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved.

Futures and Options on Futures. When deemed advisable by their respective Investment Advisers, the Intermediate High Grade, Diversified Strategic Income, Equity Income, Emerging Growth, International Equity, Total Return and Growth & Income Portfolios may enter into interest rate futures contracts; the Equity Income, Equity Index, Emerging Growth, International Equity, Total Return and Growth & Income Portfolios may enter into stock index futures contracts; the Diversified Strategic Income, International Equity and Emerging Growth Portfolios may enter into foreign currency futures contracts; and each such Portfolio may enter into related options that are traded on a U.S. exchange or board of trade. These transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates, market conditions and currency values, as the case may be. The Equity Index, Emerging Growth, International Equity and Total Return Portfolios will enter into futures and options on futures to purchase stock indices in anticipation of future purchases of securities ("long positions"). All futures and options contracts will be entered into only when the transactions are economically appropriate to the reduction of risks inherent in the management of the Portfolio involved.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Similarly, a foreign currency futures contract provides for the future sale by one party and the purchase by another party of a certain amount of a particular currency at a specified price, date, time and place. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally entered into. An option on an interest rate, stock index or currency futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time prior to the expiration date of the option.

The use of futures contracts and options on futures contracts as a hedging device involves several risks. There can be no assurance that there will be a correlation between price movements in the underlying securities, index or currency, on the one hand, and price movements in the securities that are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time.

A Portfolio may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options to establish such positions that are not bona fide hedging positions (as defined by the Commodity Futures Trading Commission) exceed 5% of the fair market value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on futures contracts into which it has entered. With respect to long positions in futures or options on futures, a Portfolio will "cover" the position in a manner consistent with SEC guidance.

When-Issued Securities and Delayed-Delivery Transactions. The Intermediate
High Grade, Diversified Strategic Income, Equity Income, Growth & Income,
Total Return, Emerging Growth and International Equity Portfolios may purchase and sell securities on a when-issued basis, which calls for the purchase (or sale) of securities at an agreed-upon price on a specified future date. A Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, a Portfolio prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the returns obtained on such securities may be higher or lower than the returns available in the market on the dates when the investments are actually delivered to the buyers. A Portfolio will establish a segregated account consisting of cash, U.S.
government securities,    debt obligations of any grade or equity securities in
an amount equal to or greater than the amount of its when-issued and delayed-delivery commitments, provided such securities have been determined by the Investment Adviser to be liquid and unencumbered, and are marked to market
daily pursuant to guidelines established by the Trustees.     Placing
securities rather than cash in the segregated account may have a leveraging effect on the Portfolio's net assets. A Portfolio will not accrue income with respect to a when-issued security prior to its stated delivery date.

Purchasing Options on Securities and Stock Indices. The Intermediate High Grade, Diversified Strategic Income, Total Return, Emerging Growth, International Equity and Equity Income Portfolios may purchase put and call options that are traded on a U.S. securities exchange and the Total Return, Emerging Growth, International Equity and Diversified Strategic Income Portfolios may also purchase such options on, foreign exchanges and in the over-the-counter market. The Portfolios may utilize up to 10% of their respective assets to purchase put options on portfolio securities and may do so at or about the same time that they purchase the underlying security or at a later time. By buying a put, a Portfolio limits its risk of loss from a decline in the market value of the underlying security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. The Portfolios may utilize up to 10% of their respective assets to purchase call options on portfolio securities. Call options may be purchased by a Portfolio in order to acquire the underlying securities for the Portfolio at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Portfolio also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

Prior to their expirations, put and call options may be sold in closing sale transactions (sales by a Portfolio, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

The Equity Index, Total Return, Emerging Growth and International Equity Portfolios may purchase call options on stock indices. The Total Return Portfolio may also write call options and buy put options on stock indices. Options on stock indices are similar to options on securities. However, options on stock indices do not involve the delivery of an underlying security; rather, the options represent the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. In purchasing put options on a stock index, the Total Return Portfolio seeks to benefit from a decline in the value of the stocks underlying the index or seeks to hedge against the risk of loss on securities that it holds. In purchasing call options on a stock index, the Portfolio seeks to participate in an advancing market in anticipation of becoming more fully invested in equity securities.

The advisability of using stock index options to hedge against the risk of marketwide movements will depend on the extent of diversification of the stock investments of the Fund and the sensitivity of its stock investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Portfolio's securities investments correlate with price movements in the stock index selected.

Covered Option Writing. The Intermediate High Grade, Diversified Strategic Income, Equity Income, Equity Index, Total Return, International Equity, Emerging Growth and Growth & Income Portfolios may write put and call options on securities. Each Portfolio realizes fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a put option written by a Portfolio has the right to compel the Portfolio to purchase from it the underlying security at the agreed-upon price for a specified time period, while the purchaser of a call option written by a Portfolio has the right to purchase from the Portfolio the underlying security owned by the Portfolio at the agreed-upon price for a specified time period.

Upon the exercise of a put option written by a Portfolio, the Portfolio may suffer a loss equal to the difference between the price at which the Portfolio is required to purchase the underlying security plus the premium received for writing the option and its market value at the time of the option exercise. Upon the exercise of a call option written by a Portfolio, the Portfolio may suffer a loss equal to the difference between the security's market value at the time of the option exercise less the premium received for writing the option and the Portfolio's acquisition cost of the security.

The Portfolios with option-writing authority will write only covered options. Accordingly, whenever a Portfolio writes a call option, it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, a Portfolio that has written a put option will either (a) deposit with the Portfolio's
custodian in a segregated account cash, U.S. government securities,    debt
obligations of any grade or equity securities having a value equal to or greater than the exercise price of the underlying securities, provided such securities have been determined by the Investment Adviser to be liquid and unencumbered, and are marked to market daily pursuant to guidelines
established by the Trustees     or (b) continue to own an equivalent number of
puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Portfolio) or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts that it holds are less than the exercise prices of those that it has written, it will deposit the difference with the Portfolio's custodian in a segregated account).

A Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, a Portfolio would purchase, prior to the holder's exercise of an option that the Portfolio has written, an option of the same series as that on which the Portfolio desires to terminate its obligation. The obligation of a Portfolio under an option that it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as the result of the transaction. There can be no assurance that a Portfolio will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Portfolios with option-writing authority ordinarily will write options only if a secondary market for the options exists on a U.S. securities exchange or in the over-the-counter market. The staff of the SEC considers most over-the-counter options to be illiquid. The ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and also may involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio involved.

Short Sales Against the Box. The Equity Income, Total Return, International Equity and Emerging Growth Portfolios may make short sales of common stock if, at all times when a short position is open, the Portfolio owns the stock or owns preferred stocks or debt securities convertible or exchangeable into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker-dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker-dealer on the investment of short sale proceeds. The Portfolio will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the Portfolio's Custodian.

Forward Roll Transactions. In order to enhance current income, the Intermediate High Grade and Diversified Strategic Income Portfolios may enter into forward roll transactions with respect to mortgage-related securities issued by GNMA, FNMA and FHLMC. In a forward roll transaction, a Portfolio sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will generate income for the Portfolio exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of those securities. At the time a Portfolio enters into a forward roll transaction, it will place in a
segregated custodial account cash, U.S. government securities,    debt
obligations of any grade or equity securities having a value equal to or greater than the repurchase price (including accrued interest) provided such securities have been determined by the Investment Adviser to be liquid and unencumbered, and are marked to market daily pursuant to guidelines
established by the Trustees    , and will subsequently monitor the account to
insure that such equivalent value is maintained. Forward roll transactions are considered to be borrowings by a Portfolio.

Currency Exchange Transactions and Options on Foreign Currencies. The Diversified Strategic Income, International Equity and Emerging Growth Portfolios may engage in currency exchange transactions and purchase exchange-traded put and call options on foreign currencies in order to protect against uncertainty in the level of future currency exchange rates. The Portfolio will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies. The Portfolio's dealings in forward currency exchange and options on foreign currencies are limited to hedging involving either specific transactions or portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency for an agreed-upon price at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. An option on a foreign currency gives the purchaser, in return for a premium, the right to sell, in the case of a put, and buy, in the case of a call, the underlying currency at a specified price during the term of the option.

Reverse Repurchase Agreements. The Intermediate High Grade, Diversified Strategic Income, Equity Income and International Equity Portfolios may enter into reverse repurchase agreement transactions with member banks of the
Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement, which is considered a borrowing by the Portfolio, involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed-upon price and date. The Portfolio typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of the proceeds is known as leverage. The Portfolio will enter into a reverse repurchase agreement for leverage purposes only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Portfolio also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the Portfolio's securities is considered to be disadvantageous. At the time a Portfolio enters into a reverse repurchase agreement with a broker-dealer (but not a bank), it will place in a segregated custodial account cash,
U.S. government securities,    debt obligations of any grade or equity
securities having a value equal to its obligations under the reverse repurchase agreements, provided such securities have been determined by the Investment Adviser to be liquid and unencumbered, and are marked to market daily pursuant to guidelines established by the Trustees.

Index Strategy. The Equity Index Portfolio will invest in the common stocks of the companies represented in the S&P 500 with the goal of matching, before deduction of operating expenses, the price and yield performance of the S&P
500. The S&P 500 is composed of 500 selected common stocks, most of which are listed on the NYSE. S&P chooses the stocks to be included in the S&P 500 solely on a statistical basis. The S&P 500 is a trademark of S&P and inclusion of a stock in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is neither a sponsor nor in any way affiliated with the Portfolio.

The weightings of stocks in the S&P 500 are based on each stock's relative total market value; that is, its market price per share times the number of shares outstanding. The Portfolio's Investment Adviser generally will select stocks for the Portfolio in the order of their weightings in the S&P 500, beginning with the heaviest weighted stocks.

The Portfolio's Investment Adviser expects that, once the Portfolio's assets reach $25 million, the correlation between the performance of the Portfolio and that of the S&P 500 will be above 0.95, with a figure of 1.00 indicating perfect correlation. Perfect correlation would be achieved when the Portfolio's net asset value per share increases and decreases in exact proportion to changes in the S&P 500. The Portfolio's ability to replicate the performance of the S&P 500 will depend to some extent on the size of cash flows into and out of the Portfolio. Investment changes to accommodate these cash flows will be made to maintain the similarity of the Portfolio's assets to the S&P 500 to the maximum extent practicable.

Investment in Utility Securities. The Equity Income Portfolio is subject to risks that are inherent in the utility industry, including difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resales, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. Costs incurred by utilities, such as fuel costs, are subject to immediate market action resulting from political or military forces operating in geographic regions, such as the Persian Gulf, where oil production is concentrated, while the rates of return of utility companies generally are subject to review and limitation by state public utility commissions, which results ordinarily in a lag between costs and return. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities in the Portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants.

Each of the risks referred to above could adversely affect the ability and inclination of public utilities to declare or pay dividends and the ability of holders of common stock to realize any value from the assets of the issuer upon liquidation or bankruptcy. Many, if not all, of the utilities that are issuers of the securities expected to be included in the Portfolio have been experiencing one or more of these problems in varying degrees. Moreover, price disparities within selected utility groups and discrepancies in relation to averages and indices have occurred frequently for reasons not directly related to the general movements or price trends of utility common stocks. Causes of these discrepancies include changes in the overall demand for and supply of various securities (including the potentially depressing effect of new stock offerings) and changes in investment objectives, market expectations or cash requirements of other purchasers and sellers of securities.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Statement of Additional Information or the Fund's official sales literature in connection with the offering of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any state in which, or to any person to whom, the offer may not lawfully be made.




Symphony


IDS Life Insurance Company
IDS Tower 10
Minneapolis, Minnesota 55440-0010



42


8



SMITH BARNEY SERIES FUND

388 Greenwich Street, New York, New York 10013  (212) 723-9218


STATEMENT OF ADDITIONAL INFORMATION

	   April 29, 1997

	This Statement of Additional Information expands upon and supplements the information contained in the current Prospectuses of Smith Barney Series Fund (the "Fund"), relating to one or more of the ten investment portfolios
offered by the Fund (the "Portfolios"), dated    April 29, 1997    , as
amended or supplemented from time to time, and should be read in conjunction with the Fund's Prospectus. The Fund's Prospectus may be obtained from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or telephone number listed above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

CONTENTS

	For ease of reference, the same section headings are used in both the Prospectus and this Statement of Additional Information, except where shown below.


Investment Goals and Policies of the Portfolios
2
Management of the Fund
25
Purchase of Shares (See in the Prospectus "How to Use the Fund")
33
Redemption of Shares (See in the Prospectus "How to Use the Fund")
33
Net Asset Value
33
Performance Data (See in the Prospectus "The Portfolios' Performance")
35
Taxes (See in the Prospectus "Dividends and Taxes")
38
Custodian and Transfer Agent
39
Financial Statements
40
Appendix
41



INVESTMENT GOALS AND POLICIES OF THE PORTFOLIOS

	The Fund's Prospectuses discuss the investment goals of the Portfolios currently offered by the Fund and the policies to be employed to achieve those goals. This section contains supplemental information concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and portfolio strategies that the Portfolios may utilize and certain risks attendant to such investments, policies and strategies.

United States Government Securities (All Portfolios)

	United States government securities include debt obligations of varying maturities issued or guaranteed by the United States government or its agencies or instrumentalities ("U.S. government securities"). Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance.

	U.S. government securities include not only direct obligations of the United States Treasury but also securities issued or guaranteed by the Federal Housing Administration, Federal Financing Bank, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, Resolution Trust Corporation, District of Columbia Armory Board, Student Loan Marketing Association and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing a reorganization since 1987). Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if its investment adviser ("Adviser") determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

Bank Obligations (All Portfolios)

	U.S. commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending upon the principal amount of certificates of deposit ("CDs") of each bank held by the Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of government regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

	Obligations of foreign branches of U.S. banks and of foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation.
Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S.
bank or about a foreign bank than about a U.S. bank.

	Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to being general obligations of the issuing branch, or may be limited by the terms of specific obligations and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may or may not be required to (a) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

	In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of U.S. banks, by U.S. branches of foreign banks or by foreign branches of foreign banks, the Portfolios' Advisers will carefully evaluate such investments on a case-by-case basis.

	The Money Market Portfolio will not purchase TDs maturing in more than six months and will limit its investment in TDs maturing from two business
days through six months to 10% of its total assets.     Except when
maintaining a temporary defensive position, the Portfolio will invest more than 25% of its assets in short-term bank instruments of the types discussed above.

	The Money Market Portfolio may purchase a CD issued by a bank, savings and loan association or similar institution with less than $1 billion in assets (a "Small Issuer CD") so long as (a) the issuer is a member of the FDIC or Office of Thrift Supervision (the "OTS") and is insured by the Savings Association Insurance Fund (the "SAIF"), which is administered by the FDIC and is backed by the full faith and credit of the U.S. government, and (b) the principal amount of the Small Issuer CD is fully insured and is no more than $100,000. The Money Market Portfolio will at any one time hold only one Small Issuer CD from any one issuer.

	Savings and loan associations whose CDs may be purchased by the Portfolios are supervised by the OTS and are insured by SAIF. As a result, such savings and loan associations are subject to regulation and examination.

Commercial Paper (All Portfolios)

	Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as a Portfolio, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. A Portfolio, therefore, may not invest in a master demand note, if as a result more than 10% of the value of the Portfolio's total assets would be invested in such notes and other illiquid securities.

Ratings as Investment Criteria (All Portfolios)

	In general, the ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and other nationally recognized statistical rating organizations ("NRSROs") represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the Portfolios as initial criteria for the selection of portfolio securities, but the Portfolios also will rely upon the independent advice of their respective Advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this Statement of Additional Information contains further information concerning the ratings of Moody's, S&P and other NRSROs and their significance.

	Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. In addition, it is possible that Moody's, S&P or another NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by the Portfolio, but the relevant Adviser will consider such events in its determination of whether the Portfolio should continue to hold the securities.

	In addition, to the extent that the rating given by Moody's, S&P or another NRSRO changes as a result of changes in such organization or its rating system, or due to a corporate reorganization of such organization, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with its investment goal and policies.

	The Money Market Portfolio is prohibited from purchasing a security unless that security is (a) rated by at least two NRSROs (such as Moody's or S&P) with the highest rating assigned to short-term debt securities (or, if not rated or rated by only one agency, is determined to be of comparable quality) or (b) rated by at least two NRSROs within the two highest ratings assigned to short-term debt securities (or, if not rated or rated by only one agency, is determined to be of comparable quality) and not more than 5% of the assets of the Portfolio will be invested in such securities. Determinations of comparable quality shall be made in accordance with procedures established by the Board of Trustees of the Fund.

Reverse Repurchase Agreements (   Diversified Strategic Income, Equity Income,
Intermediate High Grade and International Equity Portfolios    )

	The Fund does not currently intend to commit more than 5% of the
   Portfolios'     net assets to reverse repurchase agreements.
The Portfolio may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining the cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Portfolio intends to use the reverse repurchase technique only when its Adviser believes it will be advantageous to the Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating Portfolio's assets. The Fund's custodian will maintain a separate account for the Portfolio with securities having a value equal to or greater than such commitments.

Lending of Portfolio Securities (Appreciation, Diversified Strategic Income, Emerging Growth, Equity Index, Equity Income, Growth & Income, Intermediate High Grade, International Equity and Total Return Portfolios)

	The Portfolios have the ability to lend portfolio securities to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed 33.33% of a Portfolio's total assets, taken at value. A Portfolio will not lend portfolio securities to Smith Barney Inc. ("Smith Barney") or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission ("SEC"). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S.
government securities, which will be maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, a Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a "finder."

	By lending its portfolio securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A Portfolio will comply with the following conditions whenever its portfolio securities are loaned: (a) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the Portfolio must be able to terminate the loan at any time; (d) the Portfolio must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment in the loaned securities occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by each Adviser to be of good standing and will not be made unless, in the judgment of the relevant Adviser, the consideration to be earned from such loans would justify the risk.

Hedging Transactions

	As described in the Prospectuses, certain of the Portfolios may enter into various types of securities, index and currency futures, options and related contracts in order to hedge the existing or anticipated value of its portfolio. Further information about certain of these techniques follows.

	No Portfolio is required to enter into hedging transactions with regard to its foreign currency-denominated securities and a Portfolio will not do so unless deemed appropriate by its Adviser. This method of protecting the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.
It simply establishes a rate of exchange which one can achieve at some future point in time.

	A Portfolio will not, however, enter into such transactions in a manner which would adversely affect its status as an investment company for Federal securities law or income tax purposes. Each Portfolio will invest in these instruments only in markets believed by its Adviser to be active and sufficiently liquid.

Options on Securities (Diversified Strategic Income, Emerging Growth, Equity Income, Equity Index, Growth & Income, Intermediate High Grade, International Equity, and Total Return Portfolios)

	The Portfolios may engage in the writing of covered put and call options and may enter into closing transactions. The Intermediate High Grade, Diversified Strategic Income, Equity Income, Total Return, International
Equity and Emerging Growth Portfolios also may purchase put and call options.

	The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

	Options written by a Portfolio normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Portfolio may write (a) in-the-money call options when its Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and
(c) out-of-the-money call options when its Adviser expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option.
In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

	So long as the obligation of a Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. A Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underling security when it writes a put option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") and of the securities exchange on which the option is written.

	An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact and current trading
conditions, the        Diversified Strategic Income,         Total
Return, International Equity and Emerging Growth Portfolios
expect to purchase not only call or put options issued by the Clearing Corporation, but also options in the domestic and foreign over-the-counter
markets.    Portfolios with the authority to write options expect to do so only if a secondary market exists on a U.S. securities exchange or in the over-the-counter market.

	A Portfolio may realize a profit or loss upon entering into a closing transaction. In cases in which a Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the Portfolio initially paid for the original option plus the related transaction costs.

	Although a Portfolio generally will purchase or write only those options for which its Adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered inadequate certain of the facilities of the Clearing Corporation and securities exchanges and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

	Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Portfolios and other clients of their respective Advisers and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

	In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, a Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, because the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

	Additional risks exist with respect to certain of the U.S. government securities for which a Portfolio may write covered call options. If a Portfolio writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

Stock Index Options (Equity Index, Emerging Growth, International Equity and Total Return Portfolios)

	The Portfolios may purchase call options on stock indexes listed on U.S. securities exchanges for the purpose of hedging their portfolios. The Total Return Portfolio may also write call and buy put options on stock indexes. A stock index fluctuates with changes in the market values of the stocks included in the index. Stock index options may be based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor's Daily Price Index of 500 Common Stocks
("S&P 500").  Indexes also may be based on an industry or market segment.

	Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

	The effectiveness of purchasing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indexes will be subject to its Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

	A Portfolio will engage in stock index options transactions only when determined by its Adviser to be consistent with the Portfolio's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful.

Futures Activities (Diversified Strategic Income, Emerging Growth, Equity Income, Equity Index, Growth & Income, Intermediate High Grade, International Equity and Total Return Portfolios)

	The Intermediate High Grade, Diversified Strategic Income, Equity Income, Growth & Income, Total Return, International Equity and Emerging Growth Portfolios may enter into interest rate futures contracts. The Equity Index, Equity Income, Growth & Income, Total Return, International Equity and Emerging Growth Portfolios may enter into stock index futures contracts. The Diversified Strategic Income, Emerging Growth and International Equity Portfolios may enter into foreign currency futures contracts. Each of the above Portfolios may enter into related options that are traded on a U.S. exchange or board of trade.

	An interest rate futures contract provides for the future sale by one party and the purchase by another party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. Similarly, a foreign currency futures contract provides for the future sale by one party and the purchase by another party of a certain amount of a particular currency at a specified price, date, time and place. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made.

	The purpose of the acquisition or sale of a futures contract by a Portfolio, other than the Equity Index, Total Return, International Equity and Emerging Growth Portfolios, is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities. Of course, because the value of portfolio securities will far exceed the value of the futures contracts entered into by a Portfolio, an increase in the value of the futures contracts could only mitigate - but not totally offset - the decline in the value of the Portfolio.

	No consideration is paid or received by a Portfolio upon entering into a futures contract. Initially, a Portfolio will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to a Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the securities, currency or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract.

	Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by a Portfolio is subject to the ability of its Adviser to predict correctly movements in interest rates, changes in market conditions or fluctuations in currency values. These predictions involve skills and techniques that may be different from those involved in the management of the Portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, index or currency and movements in the price of the securities or currency that is the subject of a hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

	Although the Portfolios intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin, and an increase in the value of the portion of the Portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities or value of the currency being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

	If a Portfolio has hedged against the possibility of a change in interest rates, market conditions or currency values adversely affecting the value of securities held in its portfolio and interest rates, market conditions or currency values move in a direction opposite to that which has been anticipated, the Portfolio will lose part or all of the benefit of the increased value of securities or currencies that it has hedged because it will have offsetting losses in its futures positions. Additionally, if in such situations the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the change in interest rates, market conditions or currency values, as the case may be.

	Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Portfolio holding the options.

	The Portfolios may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of their portfolio securities, or, in the case of the Equity Index Portfolio, in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

	Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions by an Adviser as to anticipated trends, which predictions could prove to be incorrect. Even if the expectations of an Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities being hedged.

When-Issued Securities and Delayed-Delivery Transactions (Diversified Strategic Income, Emerging Growth, Equity Income, Growth & Income, Intermediate High Grade, International Equity and Total Return Portfolios)

	To secure an advantageous price or yield, these Portfolios may purchase certain securities on a when-issued basis or purchase or sell securities for delayed delivery. A Portfolio will enter into such transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by a Portfolio prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, a Portfolio will rely on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

	U.S. government securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, to a lesser extent, the public's perception of the creditworthiness of the issuers. In general, U.S. government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

	In the case of the purchase by a Portfolio of securities on a when-issued or delayed-delivery basis, a segregated account in the name of the Portfolio consisting of cash or liquid debt securities equal to the amount of the when-issued or delayed delivery commitments will be established at the Fund's custodian, PNC Bank, National Association ("PNC") (or, in the case of the International Equity or Diversified Strategic Income Portfolios, The Chase Manhattan Bank ("Chase," collectively with PNC referred to herein as the "Custodian")). For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio involved. On the settlement date, the Portfolio will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased themselves (which may have a greater or lesser value than the Portfolio's payment obligations).

Mortgage-Related Securities (Diversified Strategic Income, Growth & Income, and Intermediate High Grade Portfolios)

	The mortgage pass-through securities in which these Portfolios may invest may be backed by adjustable-rate, as well as conventional, mortgages. Those backed by adjustable-rate mortgages bear interest at a rate that is adjusted monthly, quarterly or annually. The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Pools of mortgages with varying maturities or different characteristics will have varying average life assumptions and the prepayment experience of securities backed by adjustable-rate mortgages may vary from those backed by fixed-rate mortgages.

	Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Government mortgage-related securities are backed by the full faith and credit of the United States. GNMA, the principal guarantor of such securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from the FHLMC national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

	The Portfolios expect that private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, the Portfolios, consistent with their investment goals and policies, will consider making investments in such new types of securities.

American, European and Continental Depository Receipts (Appreciation, Emerging Growth, Equity Income, Growth & Income, International Equity and Total Return Portfolios)

	The Portfolios may invest in the securities of foreign and U.S. issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs, which sometimes are referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and CDRs, in bearer form, are designed for use in European securities markets.

Currency Exchange Transactions (Diversified Strategic Income, Emerging Growth, and International Equity Portfolios)

	The Portfolios' dealings in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the forward purchase or sale of currency with respect to specific receivables or payables of the Portfolio, generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in the currency. The Portfolios may not position hedge with respect to a particular currency to an extent greater than the aggregate market value at any time of the securities held in its portfolio denominated or quoted in or currently convertible (such as through exercise of an option or consummation of a forward contract) into that particular currency. If a Portfolio enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency, (b) ownership of an option to enter into an offsetting forward contract, (c) entering into a forward contract to purchase currency being sold or to sell currency being purchased, provided that such covering contract is itself covered by one of these methods, unless the covering contract closes out the first contract, or (d) depositing into a segregated account with the Custodian cash or readily marketable securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of the forward contract and not otherwise covered. In the case of transaction hedging, any securities placed in the account must be liquid debt securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

	At or before the maturity of a forward contract, the Portfolio either may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency it is obligated to deliver. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will realize a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

	The cost to a Portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase.

	If a devaluation is generally anticipated, a Portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

Foreign Currency Options (Diversified Strategic Income, Emerging Growth and International Equity Portfolios)

	The Portfolios may purchase put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Put options convey the right to sell the underlying currency at a price that is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price that is expected to be lower than the spot price of the currency at the time the option expires.

	A Portfolio may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated, for example, will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of securities it holds, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

Floating- and Variable-Rate Obligations (Money Market Portfolio)

	The Money Market Portfolio may purchase floating rate and variable rate obligations, including participation interests therein. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate that changes whenever there is a change in the external interest rate. The Portfolio may purchase floating rate and variable rate obligations that carry a demand feature that would permit the Portfolio to tender them back to the issuer or remarketing agent at par value prior to maturity. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks.

Convertible Securities (Appreciation, Emerging Growth, Equity Income, Growth & Income, Intermediate High Grade, International Equity and Total Return Portfolios)

	The Portfolios may invest in convertible securities, which are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

	As fixed-income securities, convertible securities provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

	Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Preferred Stock (Appreciation, Diversified Strategic Income, Emerging Growth, Equity Income, Intermediate High Grade, International Equity and Total Return Portfolios)

	The Portfolios may invest in preferred stocks, which, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation.
Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Warrants (Appreciation, Emerging Growth, Equity Income, Growth & Income, International Equity and Total Return Portfolios)

	The Portfolios may invest in warrants. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Repurchase Agreements (All Portfolios)

	The Portfolios may enter into repurchase agreements with banks, which are the issuers of instruments acceptable for purchase by the Fund, and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a short-term investment in which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (securities of the U.S. government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Portfolios do not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. See "Appendix - Certain Investment Strategies" in the Prospectus for further information.

Restricted Securities (All Portfolios)

	Each Portfolio may invest up to 10% (15% in the case of the Total Return, Emerging Growth and International Equity Portfolios) of the value of its net assets in restricted securities (i.e., securities which may not be sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) and in other securities that are not readily marketable, including
repurchase agreements maturing in more than seven days.    With respect
to the Money Market Portfolio, the above restriction will not apply to securities subject to Rule 144A if two or more dealers make a market in such
securities.     Restricted securities are generally purchased at a discount from the market price of unrestricted securities of the same issuer. Investments in restricted securities are not readily marketable without some time delay. Investments in securities which have no readily available market value are valued at fair value as determined in good faith by the Fund's Board of Trustees. Ordinarily, a Portfolio would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Portfolio. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Portfolio. A portfolio position in restricted securities might adversely affect the liquidity and marketability of such securities, and the Portfolio might not be able to dispose of its holdings in such securities at reasonable price levels.

Short Sales Against the Box (Emerging Growth, Equity Income, International Equity and Total Return Portfolios)

	The Portfolios may enter into a short sale of common stock such that when the short position is open the Portfolio involved owns an equal amount of preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as "against the box," will be entered into by a Portfolio for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date when the Portfolio delivers the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the preferred stock or interest from the debt securities convertible or exchangeable into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit, in a segregated account with the Fund's Custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box. The extent to which the Portfolio may make short sales of common stock may be limited by the requirements contained in Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

Investment Restrictions

	The investment restrictions numbered 1 through 14 have been adopted by the Fund with respect to the Portfolios as fundamental policies for the protection of shareholders. Under the 1940 Act, a Portfolio's fundamental policy may not be changed without the vote of a "majority" of the outstanding voting securities of that Portfolio. "Majority" is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a Fund meeting, if the holders of more than 50% of the outstanding shares of that Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares. A fundamental policy affecting a particular Portfolio may not be changed without the vote of a majority of the outstanding shares of that Portfolio. Investment restrictions 15 through 21 are non-fundamental policies and may be changed by vote of a majority of the Fund's Board of Trustees at any time.

	The investment policies adopted by the Fund prohibit a Portfolio from:

	1. Purchasing the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that, with respect to each Portfolio other than the Money Market Portfolio, up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

	2. Purchasing more than 10% of the voting securities of any one issuer or more than 10% of the securities of any class of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

	3. Purchasing securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

	4. Making short sales of securities or maintaining a short position, except for short sales against the box.

	5. Borrowing money or issuing senior securities, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an amount not exceeding 30% of the value of the Portfolio's total assets (including the amount borrowed), valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made, (b) one or more of the Portfolios may enter into futures contracts, reverse repurchase agreements and forward roll transactions and (c) the International Equity Portfolio may borrow up to one-third of the Portfolio's assets. In the event that the asset coverage for a Portfolio's borrowings falls below 30%, the Portfolio would reduce, within three days (excluding Saturdays, Sundays and holidays), the amount of its borrowings in order to provide for 30% asset coverage. Whenever borrowings pursuant to (a) above exceed 5% of the value of a Portfolio's total assets, the Portfolio (other than the International Equity Portfolio) will not make any additional investments.

	6. Pledging, hypothecating, mortgaging or otherwise encumbering more than 30% of the value of the Portfolio's total assets. For purposes of this restriction, (a) the deposit of assets in escrow in connection with the writing of options and the purchase of securities on a when-issued or delayed-delivery basis, (b) the International Equity Portfolio's pledge of its assets to secure permitted borrowing and (c) collateral arrangements with respect to
(i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets.

	7. Underwriting the securities of other issuers, except insofar as the Portfolio may be deemed an underwriter under the 1933 Act, as amended, by virtue of disposing of portfolio securities.

	8. Purchasing or selling real estate or interests in real estate, except that the Portfolio may purchase and sell securities that are secured, directly or indirectly, by real estate and may purchase securities issued by companies that invest or deal in real estate.

	9. Investing in commodities, except that one or more of the Portfolios may invest in futures contracts and options on futures contracts.

	10. Investing in oil, gas or other mineral exploration or development programs, except that the Portfolios may invest in the securities of companies that invest in or sponsor these programs.

	11. Making loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

	12. Investing in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange or as otherwise permitted by law.

	13. Purchasing any securities that would cause more than 25% of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to the purchase of (a) U.S. government securities or (b) with respect to the Money Market Portfolio, U.S. dollar-denominated bank instruments such as CDs, TDs, bankers' acceptances and letters of credit that have been issued by U.S. banks or (c) with respect to the Equity Income Portfolio, the securities of companies within the utility industry.

	14. Purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof, except as permitted under the Portfolio's investment goals and policies.

	15. Purchasing restricted securities, illiquid securities or other securities that are not readily marketable if more than 10% (15% in the case of the Total Return, International Equity and Emerging Growth Portfolios) of
the total assets of the Portfolio would be invested in such securities.    With
respect to the Money Market Portfolio, this restriction will not apply to securities subject to Rule 144A of the 1933 Act if two or more dealers make a market in such securities.

	16.  Investing more than 10% of its total assets in time deposits
maturing in more than seven calendar days    (in the case of the Money
Market Portfolio, time deposits maturing from two business days through
six months)    .

	17. Purchasing any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for less than three years. (For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.)

	18. Making investments for the purpose of exercising control or management.

	19. Purchasing or retaining securities of any company if, to the knowledge of the Fund, any of the Fund's officers or Trustees or any officer or director of an Adviser or sub-investment adviser individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

	20. Investing in warrants (except as permitted under the Portfolio's investment goals and policies or other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% (5% in the case of the International Equity Portfolio) of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign exchange to the extent permitted by applicable state securities laws.

	21. With regard to the Equity Income Portfolio, purchase 10% or more of the voting securities of a public utility or public utility holding company, so as to become a public utility holding company as defined in the Public Utility Holding Company Act of 1935, as amended.

	The Fund may make commitments more restrictive than the restrictions listed above with respect to a Portfolio, so as to permit the sale of shares of the Portfolio in certain states. Should the Fund determine that any such commitment is no longer in the best interests of the Portfolio and its shareholders, the Fund will revoke the commitment by terminating the sale of shares of the Portfolio in the state involved. Except for investment restriction number 5, the percentage limitations contained in the restrictions listed above apply at the time of purchases of securities.


Portfolio Turnover

	The Money Market Portfolio may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the Portfolio. The other Portfolios do not intend to seek profits through short-term trading. Nevertheless, the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions.

	A Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio's securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Under certain market conditions, a Portfolio authorized to engage in transactions in options may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by a Portfolio (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Portfolio's securities that are included in the computation of turnover were replaced once during a period of one year.

	The Portfolios cannot accurately predict their portfolio turnover rates but anticipate that annual turnover for each Portfolio will not exceed the following percentages: Intermediate High Grade Portfolio - 100%; Diversified Strategic Income Portfolio - 100%; Equity Income Portfolio - 100%; Equity
Index Portfolio -  20%; Growth & Income Portfolio - 50%; Appreciation
Portfolio - 50%; Total Return Portfolio - 100%; Emerging Growth Portfolio - 100%; and International Equity Portfolio - 100%. For regulatory purposes, the portfolio turnover rate for the Money Market Portfolio will be considered 0%.

	For the 1996 and 1995 fiscal years, the portfolio turnover rates for Portfolios having operations during the stated periods were as follows:


Portfolio                                   December 31, 1996       December 31, 1995

Appreciation                             39%                              43%

Diversified Strategic Income      10                                 46

Emerging Growth                      84                                 121

Equity Income                            28                                 33

Equity Index                                7                                   5

Growth & Income                      22                                  17

Intermediate High Grade          116                                121

International Equity                   33                                  34

Total Return                               82                                  81


	Certain other practices that may be employed by a Portfolio also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what an Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. See "Dividends and Taxes."

	Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Portfolio's shares as well as by requirements that enable the Portfolio to receive favorable tax treatment.

	The Fund's Board of Trustees will review periodically the commissions paid by the Portfolios to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolios.

Portfolio Transactions

	Most of the purchases and sales of securities for a Portfolio, whether effected on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for a Portfolio are made by its Adviser, which also is responsible for placing these transactions, subject to the overall review of the Fund's Trustees. With respect to the Diversified Strategic Income Portfolio, decisions to buy and sell U.S. securities for the Portfolio are made by Smith Barney Mutual Funds Management Inc. ("SBMFM"), the Portfolio's Adviser, which also is responsible for placing these transactions; however, the responsibility to make investment decisions with respect to foreign securities and to place these transactions rests with Smith Barney Global Capital Management, Inc. ("Global Capital Management"), the Portfolio's sub-investment adviser. Although investment decisions for each Portfolio are made independently from those of the other accounts managed by its Adviser, investments of the type the Portfolio may make also may be made by those other accounts. When a Portfolio and one or more other accounts managed by its Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or disposed of by the Portfolio.

	Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Commissions generally are fixed on most foreign exchanges. There is generally no stated commission in the case of securities traded in U.S. or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

	The following table sets forth certain information regarding each Portfolio's payment of brokerage commissions with the exception of the Money Market Portfolio and Intermediate High Grade Portfolio, which did not pay any brokerage commissions during these time periods.


Fiscal Year Ended
December 31, 1996

                                                                                    Brokerage
                                              Total Brokerage             Commissions Paid
Portfolio                                Commissions Paid          to Smith Barney

Appreciation                          $97,345                          $        0

Diversified Strategic Income      1,200                                    0

Emerging Growth                    24,692                                 566

Equity Income                          54,224                              4,320

Equity Index                               3,060                                     0

Growth & Income                        6,360                                  60

International Equity                   79,738                             1,859

Total Return                             338,129                             6,000


Fiscal Year Ended
December 31, 1995

                                                                                    Brokerage
                                              Total Brokerage             Commissions Paid
Portfolio                                Commissions Paid          to Smith Barney

Appreciation                          $73,446                          $2,370

Diversified Strategic Income         800                           -------

Emerging Growth                    34,596                            1,039

Equity Income                          73,350                              900

Equity Index                              3,290                            -------

Growth & Income                     14,338                              198

International Equity                  95,068                           3,578

Total Return                            120,351                           -------

Fiscal Year Ended
December 31, 1994

                                                                                    Brokerage
                                              Total Brokerage             Commissions Paid
Portfolio                                Commissions Paid          to Smith Barney

Appreciation                          $100,831                        $5,952

Diversified Strategic Income       2,515                          -------

Emerging Growth                     21,824                           -------

Equity Income                           54,816                           8,442

Equity Index                                1,377                          -------

Growth & Income                      55,941                           4,380

International Equity                 144,775                           -------

Total Return                               73,782                           -------


Fiscal Year Ended
December 31, 1996

                                                                                          % of Aggregate Dollar
                                              % of Aggregate Brokerage   Amount of Transactions
                                              Commissions Paid to           Involving Commissions
Portfolio                                 Smith Barney                      Paid to Smith Barney

Appreciation                          0%                                  0%

Diversified Strategic Income  0                                     0

Emerging Growth                   2.20                                0.85

Equity Income                        7.97                                 7.35

Equity Index                           0                                      0

Growth & Income                   6.12                                 3.90

International Equity                0.0233                             0.06

Total Return                            1.77                                 6.40


	In selecting brokers or dealers to execute securities transactions on behalf of a Portfolio, its Adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, each Adviser will consider the factors that the Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement between the Fund and an Adviser authorizes the Adviser, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund, the other Portfolios and/or other accounts over which the Adviser or its affiliates exercise investment discretion. The fees under the investment advisory agreements and the sub-investment advisory and/or administration agreements between the Fund and the Advisers and the sub-investment advisers and/or administrator, respectively, are not reduced by reason of their receiving such brokerage and research services. The Fund's Board of Trustees, in its discretion, may authorize the Advisers to cause the Portfolios to pay a broker that provides such brokerage and research services a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of such brokerage and research services. The Fund's Board of Trustees periodically will review the commissions paid by the Portfolios to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund.

	To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the Fund's Board of Trustees has determined that portfolio transactions for a Portfolio may be executed through Smith Barney and other affiliated broker-dealers if, in the judgment of its Adviser, the use of such broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, such broker-dealer charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules adopted by the SEC, Smith Barney may directly execute transactions for a Portfolio of the Fund on the floor of any national securities exchange, provided: (a) the Board of Trustees has expressly authorized Smith Barney to effect such transactions; and (b) Smith Barney annually advises the Fund of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

	The Portfolios will not purchase any security, including U.S. government securities, during the existence of any underwriting or selling group relating thereto of which Smith Barney is a member, except to the extent permitted by the SEC.

	The Portfolios may use Smith Barney as a commodities broker in connection with entering into futures contracts and options on futures contracts. Smith Barney has agreed to charge the Portfolios commodity commissions at rates comparable to those charged by Smith Barney to its most favored clients for comparable trades in comparable accounts.





MANAGEMENT OF THE FUND

	The executive officers of the Fund are employees of certain of the organizations that provide services to the Fund. These organizations are as follows:


Name
Service


SBMFM
Investment Adviser to Money Market,
Intermediate High Grade,
Diversified Strategic Income,
Equity Income, Growth 	& Income,
Appreciation and International
Equity Portfolios; Administrator to
each Portfolio




Davis Skaggs Investment Management,
a division of SBMFM
Investment Adviser to Total Return
Portfolio




Global Capital Management
Sub-Investment Adviser to
Diversified Strategic Income
Portfolio




Travelers Investment Management
Company ("TIMCO")
Investment Adviser to Equity Index
Portfolio




Van Kampen American Capital Asset
Management, Inc. ("VKAC")
Investment Adviser to Emerging
Growth Portfolio




Smith Barney
Distributor




PNC
Custodian for Appreciation,
Emerging Growth, Equity Income,
Equity Index, Growth & Income,
Intermediate High Grade, Money
Market and Total Return Portfolios




Chase
Custodian for Diversified Strategic
Income and International Equity
Portfolios




First Data Investor Services Group,
Inc. (the "Transfer Agent")
Transfer and Dividend Paying Agent


	These organizations and the functions they perform for the Fund are discussed in the Prospectus and in this Statement of Additional Information.

Trustees and Officers of the Fund

	The names of the Trustees and executive officers of the Fund, together with information as to their principal business occupations during the past five years, are set forth below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. As of
   March 31, 1997    , Trustees and officers of the Fund as a group owned no
shares of the Fund.


Herbert Barg, Trustee (Age 73). Private Investor. His address is 273 Montgomery Avenue, Bala Cynwyd, Pennsylvania 19004.

*Alfred J. Bianchetti, Trustee (Age 74). Retired; formerly Senior Consultant to Dean Witter Reynolds Inc. His address is 19 Circle End Drive, Ramsey, New Jersey 07466.

Martin Brody, Trustee (Age 75). Vice Chairman of the Board of Restaurant Associates Corp. His address is HMK Associates, Three ADP Boulevard, Roseland, New Jersey 07068.

Dwight B. Crane, Trustee (Age 59). Professor, Graduate School of Business Administration, Harvard University; Business Consultant. His address is Graduate School of Business Administration, Harvard University, Boston, Massachusetts 02163.

Burt N. Dorsett, Trustee (Age 66). Managing Partner of Dorsett McCabe Management, Inc., an investment counseling firm; Director of Research Corporation Technologies, Inc., a non-profit patent-clearing and licensing firm. His address is 201 East 62nd Street, New York, New York 10021.

Elliot S. Jaffe, Trustee (Age 70). Chairman of the Board and Chief Executive Officer of The Dress Barn, Inc. His address is 30 Dunnigan Drive, Suffern, New York 10901.

Stephen E. Kaufman, Trustee (Age 65). Attorney. His address is 277 Park Avenue, New York, New York 10172.

Joseph J. McCann, Trustee (Age 66). Financial Consultant. His address is 200 Oak Park Place, Pittsburgh, Pennsylvania 15243.

*Heath B. McLendon, Chairman of the Board and Chief Executive Officer (Age
63). Managing Director of Smith Barney and Chairman of Smith Barney Strategy Advisers Inc.; prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers Inc. ("Shearson Lehman Brothers"), Vice Chairman of Shearson Asset Management, a Director of PanAgora Asset Management, Inc. and PanAgora Asset Management Limited. Mr. McLendon is Chairman of the Board and Chief Executive Officer of 41 other Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Cornelius C. Rose, Jr., Trustee (Age 63). President, Cornelius C. Rose Associates, Inc., Financial Consultants, and Chairman and Director of Performance Learning Systems, an educational consultant. His address is P.O. Box 355, Fair Oaks, Enfield, New Hampshire 03748.

Sandip A. Bhagat, Vice President and Investment Officer (Age 37). President of TIMCO; prior to 1995, Senior Portfolio Manager for TIMCO's quantitative active equity strategies. His address is One Tower Square, Hartford, Connecticut 06183-2030.

John C. Bianchi, Vice President and Investment Officer (Age 41). Managing Director of Smith Barney; prior to July 1993, Managing Director of Shearson Lehman Advisors. Mr. Bianchi is Vice President and Investment Officer of six other Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Harry D. Cohen, Vice President and Investment Officer (Age 56). President and Director of Smith Barney Investment Advisors, a division of SBMFM; Executive Vice President of Smith Barney; prior to July 1993, President of Asset Management, a division of Shearson Lehman Brothers. Mr. Cohen is Vice President and Investment Officer of two other Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

James C. Conroy, Vice President and Investment Officer (Age 42). Managing Director of Smith Barney; prior to July 1993, Managing Director of Shearson Lehman Advisors. Mr. Conroy is Vice President and Investment Officer of five other Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Victor Filatov, Vice President and Investment Officer (Age 45). Managing Director of Smith Barney, President and Director of Smith Barney Global Capital Management Inc.; prior to 1993, Vice President of J.P. Morgan Securities Inc. Mr. Filatov is Vice President and Investment Officer of four other Smith Barney Mutual Funds. His address is 10 Piccadilly, London, WIV 9LA, U.K.

R. Jay Gerken, Vice President and Investment Officer (Age 46). Managing Director of Smith Barney; prior to July 1993, Managing Director of Shearson Lehman Advisors. Mr. Gerken is Vice President and Investment Officer of two other Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Scott Glasser, Vice President and Investment Officer (Age 30). Vice President of Smith Barney Investment Advisors; prior to October 1993, fixed income analyst with Bear, Stearns & Co. Inc. Mr. Glasser is Investment Officer of one other Smith Barney Mutual Fund. His address is 388 Greenwich Street, New York, New York 10013.

John G. Goode, Vice President and Investment Officer (Age 52). Managing Director of Smith Barney; Chairman and Chief Investment Officer of Davis Skaggs Investment Management, a division of SBMFM. Mr. Goode is Vice President and Investment Officer of four other Smith Barney Mutual Funds. His address is One Sansome Street, San Francisco, California 94104.

Simon Hildreth, Vice President and Investment Officer (Age 45).  Senior
Vice President of Smith Barney and Managing Director of Smith Barney Global Capital Management Inc; prior to 1994, Director of Mercury Asset Management Ltd. Mr. Hildreth is Vice President and Investment Officer of one other Smith Barney Mutual Fund. His address is 10 Piccadilly, London, WIV 9LA, U.K.

Jack S. Levande, Vice President and Investment Officer (Age 50). Managing Director of Smith Barney; prior to July 1993, Managing Director of Shearson Lehman Advisors. Mr. Levande is Vice President and Investment Officer of one other Smith Barney Mutual Fund. His address is 388 Greenwich Street, New York, New York 10013.

Gary Lewis, Vice President and Investment Officer (Age 43). Senior Vice President of Van Kampen American Capital Asset Management, Inc. His address is 2800 Post Oak Boulevard, Houston, Texas 77056.

George Mueller, Vice President and Investment Officer (Age 56). Managing Director of Smith Barney; prior to July 1993, Managing Director of Shearson Lehman Advisors. Mr. Mueller is Vice President and Investment Officer of two other Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Jeffrey Russell, Vice President and Investment Officer (Age 39). Managing Director of Smith Barney; Vice President and Assistant Secretary of Fenimore International Management Corporation. Mr. Russell is Vice President and Investment Officer of six other Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Jessica M. Bibliowicz, President (Age 37).  Executive Vice President of
Smith Barney; prior to 1994, Director of Sales and Marketing for Prudential Mutual Funds. Ms. Bibliowicz serves as President of 39 other Smith Barney Mutual Funds. Her address is 388 Greenwich Street, New York, New York 10013.

Phyllis Zahorodny, Vice President and Investment Officer (Age 39).
Managing Director of Greenwich Street Advisors, a division of SBMFM; prior to July 1993, Managing Director of Shearson Lehman Advisors. Ms. Zahorodny is Vice President and Investment Officer of six other Smith Barney Mutual Funds. Her address is 388 Greenwich Street, New York, New York 10013.

Lewis E. Daidone, Senior Vice President and Treasurer (Age 39). Managing Director of Smith Barney; Director and Senior Vice President of SBMFM. Mr. Daidone serves as Senior Vice President and Treasurer of 41 other Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Christina T. Sydor, Secretary (Age 46). Managing Director of Smith Barney; General Counsel and Secretary of SBMFM. Ms. Sydor serves as Secretary of 41 other Smith Barney Mutual Funds. Her address is 388 Greenwich Street, New York, New York 10013.

	No officer, director or employee of Smith Barney, any of the Portfolios' Adviser or sub-investment advisers or any of their affiliates receives any compensation from the Fund for serving as an officer or Trustee of the Fund.
The Fund pays each Trustee who is not a director, officer or employee of Smith Barney, the Advisers or any of their affiliates a fee of $5,000 per annum plus $500 per in-person meeting and $100 per telephonic meeting. The Fund pays a Trustee Emeritus who is not a director, officer or employee of Smith Barney, the Advisers, or any of their affiliates a fee of $2,500 per annum plus $250 per in person meeting and $50 per telephonic meeting. Each Trustee is reimbursed for travel and out-of-pocket expenses incurred to attend such meetings.


	For the calendar year ended December 31, 1996, the Trustees of the Fund were paid the following compensation:



                                                                                           Aggregate Compensation
                                              Aggregate Compensation      from the Smith Barney
Trustee (*)                             from the Fund                       Mutual Funds

Herbert Barg (18)                  $7,500                                    $105,175

Alfred Bianchetti (13)             7,500                                        51,500

Martin Brody (21)                   7,500                                      124,286

Dwight B. Crane (24)              7,500                                      140,375

Burt N. Dorsett (13)                 7,000                                      47,400

Elliot S. Jaffe (13)                    7,500                                        51,100

Stephen E. Kaufman (15)         7,500                                       92,336

Joseph J. McCann (13)             7,500                                       52,700

Heath B. McLendon (41)            -----                                           -----

Cornelius C. Rose (13)             7,500                                        51,400


* Indicates number of funds within the Smith Barney Mutual Fund complex for which each Trustee serves as Director/Trustee.
  Pursuant to the Fund's deferred compensation plan, Mr. Dorsett elected to defer the payment of all of the compensation due to him from the Fund.

Advisers, Sub-Investment Adviser and Administrator

	Each Adviser serves as investment adviser to one or more Portfolios pursuant to a separate written agreement with each Portfolio (an "Advisory Agreement"). The Advisory Agreements for each of the Portfolios were most recently approved by the Board of Trustees, including a majority of the
Trustees who are not interested persons, on    July 17, 1996    .  SBMFM serves
as administrator to each Portfolio pursuant to a separate written agreement with each Portfolio (the "Administration Agreement"). The Administration Agreement was most recently approved by the Fund's Board of Trustees,
including a majority of the disinterested Trustees, on    July 17, 1996    .
Certain of the services provided by, and the fees paid by the Fund to, the Advisers under the Advisory Agreements, SBMFM under its Administration Agreement and Global Capital Management under its sub-investment advisory agreement are described in the Prospectus.

	SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Holdings"), which, in turn, is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"). Travelers is a diversified financial services holding company principally engaged in four business segments: Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services.

	VKAC is a diversified asset management company with more than two million retail investor accounts, capabilities for managing institutional
portfolios, and over $   57     billion under management or supervision.

	Smith Barney, the Fund's distributor, and Global Capital Management, sub-investment adviser to Diversified Strategic Income Portfolio, are subsidiaries of Holdings.

	Certain of the services provided to the Fund by SBMFM as administrator are described in the Prospectus under "Management of the Fund." In addition to those services, SBMFM pays the salaries of all officers and employees who are employed by both it and the Fund, maintains office facilities for the Fund, furnishes the Fund with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Fund, prepares reports to the Fund's shareholders and prepares tax returns, reports to and filings with the SEC and state blue sky authorities. SBMFM bears all expenses in connection with the performance of its services.

	Each Adviser and Global Capital Management pays the salaries of all officers and employees who are employed by both them and the Fund, maintains office facilities for the Fund and bears all expenses in connection with the performance of their respective services under their Agreements with the Fund.

	The Portfolios incurred the following investment advisory fees for the past three years, which were partially waived for the years ended December 31, 1996, 1995 and 1994 by their respective Adviser:




Portfolio                        December 31, 1996     December 31, 1995   December 31, 1994

Appreciation                  $536,120                     $488,187                  $444,244

Diversified Strategic
Income                            266,327                        252,838                   238,422

Emerging Growth            142,425                       108,035                      68,528

Equity Income                  215,308                      216,900                     223,055

Equity Index                      69,030                        50,171                       38,236

Growth & Income            166,039                      146,172                      127,450

Intermediate High Grade    60,847                        61,355                       49,279

International Equity          278,118                      235,739                     193,164

Money Market                    17,904                         18,434                      19,592

Total Return                      665,417                       247,410                     78,167


	For the period from January 1, 1994 through March 22, 1994, the Diversified Strategic Income Portfolio incurred $14,919 in sub-investment advisory fees. For the period from March 23, 1994 through December 31, 1994, the Diversified Strategic Income Portfolio incurred $64,555 in sub-investment advisory fees.

	For the year ended December 31, 1995, the Advisers, administrator, Transfer Agent and Custodian waived fees to the Portfolios as follows:




                           Total Fee Waivers                                                  Transfer
Portfolio              and Reimbursements    Adviser    Administrator    Agent      Custodian*

Money Market     $28,195                       $15,764    $10,510              $519        $1,402

Intermediate
High Grade           14,361                            7,291       3,592                145             327

Equity Index         21,657                            8,065        3,972               310           2,468

Emerging Growth 27,302                          16,260        4,066               221           1,490


* Boston Safe Deposit and Trust Company served as the Portfolio's custodian prior to May 15, 1995.

	For the year ended December 31, 1995, IDS Life Insurance Company ("IDS Life") reimbursed expenses to the Portfolios as follows:

Emerging Growth
$5,265

Equity Index
  6,842

Intermediate High Grade
  3,006


	For the year ended December 31, 1994, the Advisers and administrator waived fees to the Portfolios as follows:

Portfolio                     Adviser             Boston Advisors

Emerging Growth      $ 10,509              $ 2,802

Equity Index                   9,185                 4,592

Intermediate
High Grade                     6,939                 3,470

International Equity      14,886                 3,503

Money Market                6,198                 4,132

Total Return                   4,652                  1,692

	For the year ended December 31, 1994, IDS Life reimbursed expenses to the Portfolios as follows:

Emerging Growth
$ 18,068

Equity Index
   25,496

Intermediate High Grade
   12,616

International Equity
   23,712

Money Market
   16,616

Total Return
     7,873


	The Fund bears expenses incurred in its operation, including taxes, interest, brokerage fees and commissions, if any; fees of Trustees who are not officers, directors, shareholders or employees of the Advisers, Global Capital Management or Smith Barney; SEC fees and state blue sky qualification fees; charges of custodians; transfer and dividend disbursing agents' fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investor services (including allocated telephone and personnel expenses); and costs of preparation of corporate meetings and of preparation and printing of prospectuses and shareholder reports for regulatory purposes and for distribution to shareholders.

	Each Adviser, Global Capital Management and SBMFM have agreed that if in any fiscal year the aggregate expenses of any Portfolio that they serve (including fees payable pursuant to their service agreements with the Fund, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Portfolio, the relevant Adviser, Global Capital Management and SBMFM, as appropriate, will reduce their fees to the Portfolio for that excess expense to the extent required by state law in the same proportion as their respective fees bear to the combined fees for investment advice and administration. A fee reduction, if any, will be reconciled on a monthly basis. The most restrictive annual expense limitation applicable to any Portfolio is 2.50% of the first $30 million of the Portfolio's average net assets, 2.00% of the next $70 million of the average net assets and 1.50% of the remaining average net assets of each Portfolio. No fee reduction was required for the fiscal year ending
   December 31, 1996    .



Counsel and Auditors

	Willkie Farr & Gallagher serves as counsel to the Fund.  Stroock &
Stroock & Lavan    LLP     serves as counsel to the Trustees who are not
interested persons of the Fund.

	KPMG Peat Marwick LLP ("Peat Marwick"), independent auditors, 345 Park Avenue, New York, New York 10154, have been selected as the Fund's independent auditors to examine and report on the Fund's financial statements and
highlights for the fiscal year ending    December 31, 1997    .

Organization of the Fund

	The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated May 13, 1991, as amended from time to time (the "Trust Agreement"). On July 30, 1993 and October 14, 1994, the Trust changed its name from Shearson Series Fund to Smith Barney Shearson Series Fund and its current name, Smith Barney Series Fund, respectively.

	In the interest of economy and convenience, certificates representing shares in the Fund are not physically issued. The Transfer Agent maintains a record of each shareholder's ownership of Fund shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Annuity owners generally vote by Portfolio, except with respect to the election of Trustees and the selection of independent public accountants. The variable account will vote the shares of the Fund held by the variable account at regular and special meetings of the shareholders of the various Portfolios in accordance with instructions received from the owners of a variable annuity contract or a certificate evidencing interest in a variable annuity (the "Contract"), offered by certain insurance companies designated by the Fund, having a voting interest in the relevant subaccount (the "Subaccount"). For a discussion of the rights of Contract owners concerning the voting of shares, please refer to the Contract prospectus.

	There will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

	Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a Contract owner incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that the Fund's management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

PURCHASE OF SHARES

	The Fund offers its shares of capital stock on a continuous basis. Shares can only be acquired by buying a Contract from a life insurance company designated by the Fund and directing the allocation of part or all of the net purchase payment to one or more of ten subaccounts, each of which invests in a Portfolio as permitted under the Contract prospectus. Investors should read this Statement of Additional Information and the Fund's Prospectus dated
   April 29, 1997

    along with the Contract prospectus.

Sales Charges and Surrender Charges

	The Fund does not assess any sales charge, either when it sells or when it redeems shares of the Portfolio. Surrender charges may be assessed under the Contract, as described in the Contract prospectus. Mortality and expense risk fees and other charges are also described in that prospectus.


REDEMPTION OF SHARES

	The Fund will redeem any shares presented by the Subaccounts, its sole shareholders, for redemption. The Subaccounts' policy on when or whether to buy or redeem Fund shares is described in the Contract prospectus.

	Payment upon redemption of shares of a Portfolio is normally made within three days of receipt of such request. The right of redemption of shares of a Portfolio may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Portfolio customarily utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Portfolio's investments or determination of its net asset value not reasonably practicable, or (c) for such other periods as the SEC by order may permit for the protection of the Portfolio's shareholders.

	Should the redemption of shares of a Portfolio be suspended or postponed, the Fund's Board of Trustees may make a deduction from the value of the assets of the Portfolio to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all owners of the Contract.

NET ASSET VALUE

	As noted in the Prospectus, the Fund will not calculate the net asset value of the Portfolios on certain holidays. On those days, securities held by a Portfolio may nevertheless be actively traded, and the value of the Portfolio's shares could be significantly affected.

	Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset values of certain Portfolios may not take place contemporaneously with the determination of the prices of some of their respective portfolio securities used in such calculation. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Fund's Board of Trustees. In carrying out the Board's valuation policies, SBMFM, as administrator, may consult with an independent pricing service (the "Pricing Service") retained by the Fund.

	Debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued by SBMFM, after consultation with the Pricing Service. When, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Pricing Service, there are no readily obtainable market quotations are carried at fair value as determined by the Pricing Service. The procedures of the Pricing Service are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Fund's Board of Trustees.

The Money Market Portfolio

	The valuation of the portfolio securities of the Money Market Portfolio is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

	The use by the Money Market Portfolio of the amortized cost method of valuing its portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of ninety days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities determined by the Board of Trustees of the Fund to be "Eligible Securities," as determined by the SEC, with minimal credit risks. Pursuant to the rule, the Fund's Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's holdings by the Fund's Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

	The rule also provides that the extent of any deviation between the Portfolio's net asset value based upon available market quotations or market equivalents and the $1.00 per share net asset value based on amortized cost must be examined by the Fund's Board of Trustees. In the event that the Fund's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule the Fund's Board of Trustees must cause the Portfolio to take such corrective action as the Fund's Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

PERFORMANCE DATA

	From time to time, the Fund may quote yield or total return in advertisements or in reports and other communications to shareholders.

Average Annual Total Return

	A Portfolio's "average annual total return" figure described in the Prospectus and shown below is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

			P(1 + T)n = ERV

			Where:  P    =  a hypothetical initial payment of $1,000.
				T    =  average annual total return.
				 n    =  number of years.

ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year
(or other) period at the end of the one-, five- or ten-year
(or other) period (or fractional portion thereof).

	The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A Portfolio's net investment income changes in response to fluctuations in interest rates and the expenses of the Portfolio.

	The average annual total returns for the Portfolios then in existence were as follows for the periods indicated (reflecting the waivers of investment advisory and administration fees and reimbursement of expenses):




                                                      Per annum for the
                                                      period from
                                                      Commencement of
                     For the one-year period          operations through
Portfolio            ended December 31, 1996          December 31, 1996
Appreciation         19.77%                                    12.17%

Diversified
Strategic Income     11.16                                         7.43

Emerging Growth      17.83                                        17.00

Equity Income        5.99                                          9.27

Equity Index         21.68                                        14.79

Growth & Income      19.83                                        12.12

Intermediate
High Grade           1.69                                          5.95

International Equity 21.38                                         6.56

Total Return         25.33                                        19.56


* 	Portfolio commenced operations on October 16, 1991.
** 	Portfolio commenced operations on December 3, 1993.

Aggregate Total Return

	A Portfolio's aggregate total return figure described in the Prospectus and shown below represents the cumulative change in the value of an investment in a Portfolio for the specified period and is computed by the following formula:


ERV - P
						P

		Where: P =  a hypothetical initial payment of $10,000.

ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the one-, five- or ten-year
(or other) period at the end of the one-, five- or ten-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

	The aggregate total returns for the Portfolios then in existence were as follows for the periods indicated (reflecting the waiver of investment advisory and administration fees and reimbursement of expenses):





                                                                         Per annum for the
                                                                         period from
                                     For the one-year           commencement of
                                     period ended                operations through
Portfolio                       December 31, 1996       December 31, 1996

Appreciation                19.77%                          12.17%

Diversified Strategic
Income                          11.16                               7.43

Emerging Growth          17.83                             17.00

Equity Income                 5.99                               9.27

Equity Index                   21.68                            14.79

Growth & Income           19.83                            12.12

Intermediate High Grade   1.69                             5.95

International Equity         21.38                             6.56

Total Return                     25.33                           19.56


*	 Portfolio commenced operations on October 16, 1991.
**	 Portfolio commenced operations on December 3, 1993.

	It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance.

	From time to time, the Fund may quote the performance of a Portfolio in terms of total return in reports or other communications to shareholders or in advertising material. A Portfolio's total return combines principal changes and income dividends and capital gains distributions reinvested for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period. The period selected will depend upon the purpose of reporting the performance.

	A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Portfolio's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time.

	The following comparative performance information may be used from time to time in advertising the Fund's shares:

	(1) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth.

	(2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

	(3) Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives and assets.

	(4) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

	(5) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

	(6) S&P 500 which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the U.S.

	(7) Salomon Brothers Broad Investment Grade Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-back fixed income securities.

	(8)  Dow Jones Industrial Average.

	(9)  Financial News Composite Index.

	(10) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE index is an unmanaged index of more than 800 companies of Europe, Australia and the Far East.

	(11) Data and comparative performance rankings published or prepared by CDA Investment Technologies, Inc.

	(12) Data and comparative performance rankings published or prepared by Wiesenberger Investment Company Service.

	Indices prepared by the research departments of such financial organizations as Salomon Brothers, Inc., Merrill Lynch, Bear Stearns & Co., Inc., Morgan Stanley, and Ibbottson Associates may be used, as well as information provided by the Federal Reserve Board and performance rankings and ratings reported periodically in national financial publications.

TAXES

	Each Portfolio will be treated as a separate taxpayer for federal income tax purposes with the result that: (a) each Portfolio must qualify separately as a regulated investment company; and (b) the amounts of investment income and capital gains earned will be determined on a Portfolio-by-Portfolio
(rather than on a Fund-wide) basis.


Regulated Investment Company Status

	The Fund intends that each Portfolio will qualify separately each year as a "regulated investment company" under Subchapter M of the Code. A qualified Portfolio will not be liable for federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that each Portfolio receives annually at least 90% of its net investment income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. In addition, each Portfolio must distribute at least 90% of its net investment income each year.

	To qualify as a regulated investment company, a Portfolio also must earn less than 30% of its gross income from the disposition of certain investments held for less than three months. The 30% test will limit the extent to which a Portfolio may: sell stock or securities held for less than three months; effect short sales of stock or securities held for less than three months (or of substantially identical securities); write certain options, futures and forward contracts which expire in less than three months; and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If a Portfolio purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes of the 30% test only, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement also may limit investments by certain Portfolios in options on stock indices, options on nonconvertible debt securities, futures contracts and options on futures contracts.

	If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock.

Taxation of Investment by the Portfolios

	A Portfolio's transactions in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies) and warrants will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the 90% distribution requirement for avoiding income tax. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract, warrant or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

Segregated Asset Account

	The Fund has been informed that certain of the life insurance companies offering Contracts intend to qualify each of the Subaccounts as a "segregated asset account" within the meaning of the Code. For a Subaccount to qualify as a segregated asset account, the Portfolio in which such Subaccount holds shares must meet the diversification requirements of Section 817(h) of the Code and the regulations promulgated thereunder. To meet those requirements, a Portfolio may not invest more than certain specified percentages of its assets in the securities of any one, two, three or four issuers. However, certain increases are made to the percentage limitations to the extent of investments in United States Treasury obligations. For these purposes, all obligations of the United States Treasury and each instrumentality are treated as securities of separate issuers.

	Income on assets of a Subaccount qualified as a segregated asset account whose underlying investments are adequately diversified will not be taxable to Contract owners. However, in the event a Subaccount is not so qualified, all annuities allocating any amount of premiums to such Subaccount will not qualify as annuities for federal income tax purposes and the holders of such annuities would be taxed on any income on the annuities during the period of disqualification.

	The Fund has undertaken to meet the diversification requirements of
Section 817(h) of the Code. This undertaking may limit the ability of a particular Portfolio to make certain otherwise permitted investments. In particular, the ability of the Money Market and Intermediate High Grade Portfolios to invest in U.S. government securities other than direct United States Treasury obligations may be materially limited by these diversification requirements.

CUSTODIAN AND TRANSFER AGENT

	PNC, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as the custodian of the Fund with respect to all Portfolios except Diversified Strategic Income and International Equity Portfolios
pursuant to a custodian agreement.    Chase, located at Chase MetroTech Center,
Brooklyn, New York 11245    , serves as custodian of Diversified Strategic
Income Portfolio and International Equity Portfolio pursuant to a custodian agreement. Under the custodian agreements, the respective Custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, the Custodian receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges (including out-of-pocket expenses and costs of any foreign and U.S. sub-custodians). The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

	The Transfer Agent, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer and dividend-paying agent. Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund, distributes dividends and distributions payable by the Fund and produces statements with respect to account activity for the Fund and its shareholders. For these services, the Transfer Agent receives fees from the Fund computed on the basis of the number of shareholder accounts that the Transfer Agent maintains for the Fund during the month and is reimbursed for out-of-pocket expenses.

FINANCIAL STATEMENTS

	The Fund's Annual Report for the fiscal year ended    December 31, 1996     is
incorporated herein by reference in its entirety.




APPENDIX


DESCRIPTION OF S&P, MOODY'S AND OTHER RATINGS

Description of S&P Corporate Bond Ratings:
	AAA - Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

	AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

	A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

	BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

	BB, B and CCC - Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC represents the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Descriptions of Moody's Corporate Bond Ratings:
	Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

	Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

	A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

	Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

	Ba - Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

	B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

	Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

	Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of other Corporate Bond Ratings:
	Bonds rated AAA by IBCA Limited or its affiliate IBCA Inc. (together, "IBCA") are obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Bonds rated AA are obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

	Bonds rated AAA by Fitch Investors Services, Inc. ("Fitch") are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

	Bonds rated AAA by Duff & Phelps Inc. ("Duff & Phelps") are deemed to be of the highest credit quality; the risk factors are negligible, being only slightly more than for risk-free United States Treasury debt. AA indicates high credit quality; protection factors are strong, and risk is modest but may vary slightly from time to time because of economic conditions.

Description of S&P Commercial Paper Ratings:
	Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Commercial Paper Ratings:
	The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Description of other Commercial Paper Ratings:
	Short-term obligations, including commercial paper, rated A1+ by IBCA are obligations supported by the highest capacity for timely repayment. Obligations rated A1 have a very strong capacity for timely repayment. Obligations rated A2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

	Fitch employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

	Duff & Phelps employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment, short-term liquidity is clearly outstanding and safety is just below risk-free United States Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

	The Thomson BankWatch ("TBW") Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned, and apply only to unsecured instruments that have a maturity of one year or less.

	The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

	TBW-1     The highest category; indicates a very high degree of
likelihood that principal and interest will be paid on a timely basis.

	TBW-2     The second highest category; while the degree of safety
regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

	Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Fund, in accordance with industry practice, recognizes such rankings within categories as gradations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.
43


SMITH BARNEY SERIES FUND

PART C

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements:

	Financial Highlights

	Included in Part B:

   The Registrant's Annual Report for the fiscal year ended
December 31, 1996 and the Report of Independent Accountants are incorporated by reference to the Definitive 30D filed on February 27, 1997 as Accession #0000091155-97-000106.



(b)	Exhibits

Exhibit
No.		Description of Exhibit

All references are to the Registrant's registration statement on Form N-1A (the "Registration Statement") as filed with the SEC on
May 16, 1991 (File Nos. 33-40603 and 811-6310).

(1)	Registrant's Master Trust Agreement and Amendment Nos. 1 and 2 are
incorporated by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement as filed with the SEC on December 1, 1993 ("Post-Effective Amendment No. 6").

(2)	By-Laws are incorporated by reference to the Registration
Statement.

(3)	Not applicable.

(4)	Specimen certificates for shares of beneficial interest in the
Money Market Portfolio, Intermediate High Grade Portfolio,
Diversified Strategic Income Portfolio, Equity Income Portfolio,
Equity Index Portfolio, Growth and Income Portfolio and
Appreciation Portfolio is incorporated by reference to Pre-
Effective Amendment No. 1 to the Registrant's Registration
Statement as filed with the SEC on July 10, 1991 ("Pre-Effective
Amendment No. 1").

(5)(a)	Investment Advisory Agreement dated April 1, 1995 between the
Registrant and Travelers Investment Management Company relating to Equity Index Portfolio, is incorporated by reference to Post-
Effective Amendment No. 10 to the Registrant's Registration
Statement as filed with the SEC on May 3, 1995 ("Post-Effective
Amendment No. 10").

    (b)	Investment Advisory Agreements dated July 30, 1993 between the
Registrant and Greenwich Street Advisors relating to Money Market, Intermediate High Grade, Diversified Strategic Income, Equity
Income and Growth and Income Portfolios and between the Registrant and Smith Barney Shearson Asset Management relating to
Appreciation Portfolio dated July 30, 1993, are incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement as filed with the SEC on October 22, 1993 ("Post Effective Amendment No. 4").

    (c)	Investment Advisory Agreement with Smith Barney Shearson Asset
Management relating to Total Return Portfolio, dated November 23,
1993, is incorporated by reference to Post-Effective Amendment No.
6.

    (d)	Investment Advisory Agreement with Smith, Barney Advisers, Inc.
relating to International Equity Portfolio, dated November 23,
1993, is incorporated by reference to Post-Effective Amendment No.
6.

    (e)	Investment Advisory Agreement with American Capital Asset
Management, Inc. relating to Emerging Growth Portfolio, is incorporated by reference to Post-Effective Amendment No. 10.

    (f)	Form of Investment Advisory Agreement with Greenwich Street
Advisors relating to Diversified Strategic Income Portfolio dated March 21, 1994 is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC on May 1, 1994 ("Post-Effective Amendment No. 9").

    (g)	Form of Sub-Investment Advisory Agreement with Smith Barney Global
Capital Management Inc. relating to Diversified Strategic Income
Portfolio dated March 21, 1994 is incorporated by reference to Post-Effective Amendment No. 9.

(6)(a)	Distribution Agreement with Smith Barney Shearson Inc., dated July
30, 1993, is incorporated by reference to Post-Effective Amendment
No. 4.

(7)	Not Applicable.

(8)(a)	Form of Custody Agreement between the Registrant and PNC Bank,
National Association is incorporated by reference to Post-
Effective Amendment No. 11 to the Registration Statement as filed with the SEC on September 6, 1995 ("Post-Effective Amendment No.
11").

   (b)	Form of Custody Agreement between the Registrant and The Chase
Manhattan Bank (filed herewith).

(9)(a)	Administration Agreements dated June 4, 1994 with Smith Barney
Mutual Funds Management Inc. relating to Money Market,
Intermediate High Grade, Diversified Strategic Income, Equity
Income, Equity Index, Growth and Income, Appreciation, Total
Return, Emerging Growth and International Equity Portfolios are incorporated by reference to Post-Effective Amendment No. 10.

    (b)	Transfer Agency Agreement between the Registrant and The
Shareholder Services Group, Inc. dated August 2, 1993 is incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement as filed with the SEC on March 1, 1994 ("Post-Effective Amendment No. 7").

(10)	Not applicable

(11)	   Consent of Independent Accountants (filed herewith).

(12)	Not Applicable.

(13)	Purchase Agreement is incorporated by reference to Pre-Effective
Amendment No. 3 to the Registration Statement filed with the SEC on October 15, 1991.

(14)	Not Applicable.

(15)	Not Applicable.

(16)	Performance Data is incorporated by reference to Post-Effective
Amendment No. 1.

(17) 	   Financial Data Schedule (filed herewith).

(18)		Not Applicable.


Item 25.	Persons Controlled by or under Common Control with     Registrant

Shares of the Registrant will be offered to The Travelers Insurance Company ("Travelers"), a corporation organized under the laws of the State of Connecticut, for allocation to one or more separate subaccounts of the Travelers Fund BD for Variable Annuities. Travelers is a wholly owned subsidiary of Travelers Group Inc.


Item 26.	Number of Holders of Securities

<CAPTION
(1)			                              (2)

					Number of Record
				    	Holders by Class as
 Title of Class				of    March 31,1997

Shares of beneficial interest,
par value $.001 per share
Appreciation Portfolio		     	   5
Diversified Strategic Income
 Portfolio               	     		   4
Emerging Growth Portfolio		   3
Equity Income Portfolio			   4
Equity Index Portfolio			   5
Intermediate High Grade Portfolio		   5
International Equity Portfolio		   5
Growth & Income Portfolio		   4
Money Market Portfolio			   3
Total Return Portfolio	          		   4

Item 27.	Indemnification

	The response to this item is incorporated by reference to Pre-Effective Amendment No. 3.


Item 28(a.)	Business and Other Connections of Investment Adviser

Investment Adviser - - Smith Barney Mutual Funds Management Inc. (formerly known as Smith, Barney Advisers, Inc.)

SBMFM was incorporated in 1968 under the laws of the state of Delaware. SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc., which in turn is a wholly owned subsidiary of Travelers Group Inc. (formerly know as Primerica Corporation) ("Travelers").

The list required by this Item 28 of officers and directors of SBMFM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBMFM pursuant to the Investment Advisers Act of 1940(the "Advisers Act") (SEC File No. 801-8314).

Prior to the close of business on July 30, 1993 (the "Closing"), Smith Barney Asset Management ("Asset Management") was a member of the Asset Management Group of Shearson Lehman Brothers Inc. ("Shearson Lehman Brothers"), and served as one of the Registrant's investment advisers. On the Closing, Travelers and Smith Barney Shearson Inc. (now known as Smith Barney Inc.) acquired the domestic retail brokerage and asset management business of Shearson Lehman Brothers, which included the business of Asset Management. Shearson Lehman Brothers was a wholly owned subsidiary of Shearson Lehman Brothers Holdings Inc. ("Shearson Holdings"). All of the issued and outstanding common stock of Shearson Holdings (representing 92% of the voting stock) was held by American Express Company. Information as to any past business vocation or employment of a substantial nature engaged in by officers and directors of Asset Management can be located in Schedules A and D of FORM ADV filed by Shearson Lehman Brothers on behalf of Asset Management prior to July 30, 1993 (SEC FILE NO. 801-3701).


Item 28(a).	Business and Other Connections of Investment Adviser

Investment Adviser - - Smith Barney Global Capital Management, Inc.

Investment Adviser - - Smith Barney Global Capital Management, Inc. ("SBGCM") was incorporated on January 22, 1988 under the laws of the State of Delaware. SBGCM is an indirect wholly owned subsidiary of Smith Barney Holdings Inc., which in turn is a wholly owned subsidiary of Travelers. SBGCM is an investment adviser registered with the Securities and Exchange Commission in the United States and with the Investment Management Regulatory Organization Limited in the United Kingdom. SBGCM conducts its operations primarily in the United Kingdom.

The list required by this Item 28 of officers and directors of SBGCM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBGCM pursuant to the Advisers Act (SEC File No. 801-31824).



Item 28(a).	Business and Other Connections of Investment Adviser

Investment Adviser - - Van Kampen American Capital Asset Management, Inc.

Van Kampen American Capital Asset Management Inc. ("VKAC"), is located at One Parkview Plaza, Oakwood Terrace, Illinois 60181 and through its predecessors,
has been in the investment counseling business since 1926.    VKAC is a wholly
owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly owned subsidiary of Morgan Stanley Group, Inc.



The list required by this Item 28 of officers and directors of VKAC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of FORM ADV filed by VKAC pursuant to the Advisers Act (SEC File No. 801-1169).


Item 28(a).	Business and Other Connections of Investment Adviser

Investment Adviser -- Travelers Investment Management Company

Travelers Investment Management Company ("TIMCO"), is located at One Tower Square, Hartford, Connecticut 06183, and has been in the investment counseling business since 1976. TIMCO is a wholly owned subsidiary of Travelers Group Inc.

The list required by this Item 28 of officers and directors of TIMCO, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by TIMCO pursuant to Advisers Act (SEC File No. 801-07212).


Item 29.	Principal Underwriters

(a) 	Smith Barney Inc. ("Smith Barney") currently acts as a distributor for
Smith Barney Managed Municipals Fund Inc., Smith Barney California
Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith
Barney Managed Government Fund Inc., Smith Barney Aggressive Growth Fund
Inc., Smith Barney Appreciation Fund Inc., Smith Barney Principal Return
Fund, Smith Barney Income Funds, Smith Barney Equity Funds, Smith Barney Investment Funds Inc., Smith Barney Natural Resources Fund Inc., Smith
Barney Telecommunications Trust, Smith Barney Arizona Municipals Fund
Inc., Smith Barney New Jersey Municipals Fund Inc., The USA High Yield
Fund N.V.,

   Travelers Series Fund    , Smith Barney Fundamental Value
Fund Inc., Smith Barney Series Fund, Consulting Group Capital Markets Funds, Smith Barney Investment Trust, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Oregon Municipals Fund, Smith Barney Funds, Inc., Smith Barney Muni Funds, Smith Barney World Funds, Inc., Smith Barney Money Funds, Inc., Smith Barney Municipal Money
Market Fund, Inc., Smith Barney Variable Account Funds,    Global
Horizons Investment Series (Cayman)    ,    Smith Barney Worldwide
Special Fund, N.V. (Netherlands Antilles)     , Worldwide Securities
Limited (Bermuda),         Smith Barney Institutional Cash Management
Fund, Inc., Smith Barney Concert    Allocation     Series Inc. and
various series of unit investment trusts.

(b)	Smith Barney is a wholly owned subsidiary of Smith Barney Holdings
Inc., which in turn is a wholly owned subsidiary of Travelers Group
Inc. (formerly Primerica Corporation). The information required by this Item 29 with respect to each director, officer and partner of Smith Barney is incorporated by reference to Schedule A of FORM BD filed by Smith Barney pursuant to the Securities Exchange Act of 1934
(SEC File No. 812-8510).

(c)	Not applicable.

Item 30.	Location of Accounts and Records

 (1)	Smith Barney Mutual Funds Management Inc.
	388 Greenwich Street
	New York, New York  10013
	(Records relating to its function as Investment
	Adviser and Administrator)

 (2)	Van Kampen American Capital Asset Management, Inc.
	One Parkview Plaza,
	Oakwood Terrace, Illinois 60181
	(Records relating to its function as Investment Adviser)

(3)	Smith Barney Global Capital Management Inc.
	10 Piccadilly
	London, U.K. W1V-9LA
	(Records relating to its function as Sub-Investment Adviser)

(4)	Travelers Investment Management Company
	One Tower Square
	Hartford, CT 06183-2030
	(Records relating to its function as Investment Adviser)

(5)	PNC Bank, National Association
	17th and Chestnut Streets
	Philadelphia, PA 19103
	(Records relating to its function as Custodian)

(6)	First Data Investor Services Group, Inc.
	   P.O. Box 5128
	Westborough, Massachusetts 01581-5128
	(Records relating to its function as Transfer 	Agent and Dividend
	Paying Agent)


Item 31.	Management Services

		Not Applicable.

Item 32.	Undertakings

		None

485(b) Certification

	The Registrant hereby certifies that it meets all the requirements for effectiveness pursuant to Rule 485(b)(1)(ix) under the Securities Act of 1933, as amended.




SIGNATURES




   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York and State of New York on the 16th day of April, 1997.



SMITH BARNEY SERIES FUND



By: /s/Heath B. McLendon
	Heath B. McLendon
	Chairman of the Board


	We, the undersigned, hereby severally constitute and appoint Heath B.
McLendon, Christina T. Sydor and    Lewis E. Daidone     and each of them
singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our hands and in the capacities indicated below, any and all Amendments to this Registration Statement and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full authority and power to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

	WITNESS our hands on the date set forth below.

	Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement and the above Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated




/s/Heath B. McLendon
Heath B. McLendon

Chairman of the Board
and Chief Executive
Officer


   April 16, 1997

/s/Lewis E. Daidone
Lewis E. Daidone

Senior Vice President
and Treasurer (Chief
Financial and
Accounting Officer)


   April 16, 1997

/s/Herber Barg
Herbert Barg


Trustee

   April 16, 1997

/s/Alfred J. Bianchetti
Alfred J. Bianchetti


Trustee

   April 16, 1997

/s/Martin Brody
Martin Brody


Trustee

   April 16, 1997

/s/Dwight B. Crane
Dwight B. Crane


Trustee

   April 16, 1997

/s/Burt N. Dorsett
Burt N. Dorsett


Trustee

   April 16, 1997

/s/Elliot S. Jaffe
Elliot S. Jaffe


Trustee

   April 16, 1997

/s/Stephen E. Kaufman
Stephen E. Kaufman


Trustee

   April 16, 1997

/s/Joseph J. McCann
Joseph J. McCann


Trustee

   April 16, 1997

/s/Cornelius C. Rose, Jr.
Cornelius C. Rose, Jr.

Trustee

   April 16, 1997